               December 31, 2001

               Annual Report 01


                                                           Asset Allocation Fund

                                                                 Bond Index Fund

                                                               Money Market Fund

                                                              S&P 500 Stock Fund



                                     Advised by Barclays Global Fund Advisors
                                     Sponsored and distributed by Stephens Inc., Member NYSE/SIPC


                                   Barclays Global Investors Funds

Table of Contents


To Our Shareholders.........................................................  1
Market Overview.............................................................  3
Managers' Discussion and Analysis...........................................  4

Barclays Global Investors Funds

  Financial Statements...................................................... 11
  Financial Highlights...................................................... 14
  Notes to the Financial Statements......................................... 16
  Independent Accountants' Report........................................... 19
  Tax Information (Unaudited)............................................... 20
  Trustees Information (Unaudited).......................................... 25

Master Investment Portfolio

  Schedules of Investments.................................................. 26
    Asset Allocation Master Portfolio....................................... 26
    Bond Index Master Portfolio............................................. 33
    Money Market Master Portfolio........................................... 39
    S&P 500 Index Master Portfolio.......................................... 42
  Financial Statements...................................................... 49
  Notes to the Financial Statements......................................... 51
  Independent Accountants' Report........................................... 57
  Trustees Information (Unaudited).......................................... 58

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To Our Shareholders

    The 2001 fiscal year was marked with continued volatility. Highlights from the one-year period include:

    . The Nasdaq Composite Index experienced its worst first quarter performance in history, and the S&P 500 experienced its worst first quarter in twenty three years.

    . The Federal Reserve Board lowered short-term interest rates 11 times during the year, bringing the federal funds rate to 1.75% and the discount rate to 1.25%.

    . The federal government passed a 10-year, $1.35 trillion tax-cut package.

    . The terrorist attack on September 11 that tragically took the lives of more than 3,000 people and affected lives around the world also resulted in the equity markets remaining closed for four days, the longest period since World War I.

    As we look back on another period of extreme market activity, we urge investors to maintain a long-term perspective when making investment decisions. While one Fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short-or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring temporary market swings.

    Barclays Global Investors Funds, Inc. (the "Company") redomiciled from a Maryland Corporation to a Delaware business trust effective January 11, 2002. The name of the new Delaware business trust is Barclays Global Investors Funds (the "Trust"). The Trust has adopted the registration statement of the Company and will continue to offer multiple series, including the Funds in this annual report.

    The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.


Barclays Global Investors Family of Funds                          February 2002

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Barclays Global Investors Funds Market Overview
12-Month Period Ended December 31, 2001

U.s. Equity Markets

     The U.S. stock market endured another volatile period during 2001, dipping to historic first quarter lows before erasing some of those losses in the second quarter. As the year opened, consumer confidence, marked as the "critical factor" by Federal Reserve Chairman Alan Greenspan, plunged to its lowest level in four years. Earnings disappointments, job cuts, and weak economic indicators continued to plague equity markets. Driven by continued weakness among technology stocks, the Nasdaq experienced its worst first quarter performance in history, and the S&P 500 experienced its worst first quarter in 23 years.

     In response to the bleak economic signs and weak markets, the Federal Reserve Board (the "Fed") began a campaign to stimulate the sagging economy. After eleven rate cuts, the Fed had lowered short-term rates a total of 4.75%. By year end, the federal funds rate stood at 1.75%, its lowest level in 40 years. The federal government also acted to stimulate the economy. In the second quarter, a $1.35 trillion tax cut was passed, including a tax rebate intended to inject capital into the economy.

     Despite these actions, discouraging economic signs and poor earnings growth weighed on the markets for much of the year. The terrorist attack on September 11 accelerated the broad market sell off. After remaining closed for four days following the attack, equity markets reopened on September 17. Despite the combined effects of monetary stimulus from the Fed and fiscal stimulus from the federal government, equity markets declined sharply through the remainder of the month. The losses resulted in the largest quarterly declines for both the S&P 500 and the Dow Industrials since the quarter that included the stock market crash of 1987. In the fourth quarter, markets rallied, with the S&P 500 Index gaining 10.69%. Other economic indicators delivered positive news: inventories declined, factory orders surged, housing starts increased, and consumer confidence rose. Although job losses remained high and third quarter GDP shrank, many investors found cause to be optimistic about economic recovery.

U.S. Fixed Income Markets

     Like U.S. equity markets, bond markets experienced a volatile year. However, because what is positive for stocks typically tends to be negative for bonds and vice versa, the bond markets' performance pattern was opposite the equities markets'. During the first few months of the year, the weakening U.S. economy increased bond market returns. As the economy slowed, interest rates dropped, driving bond prices up. Spurred by the Fed's actions, short-term interest rates enjoyed big gains.

     Corporate bonds also performed well. As corporate spreads tightened from historical peaks, corporate bonds outperformed duration-matched Treasury bonds.

     During the second quarter, the signs of possible economic recovery that buoyed equity markets hurt bonds, particularly long-term Treasury bonds. Because the prospect of economic strength brought with it the potential for inflation, long-term rates crept up during the second quarter. The federal government's tax cut also lowered projections of future government budget surpluses. This led investors to conclude that the Treasury would not be able to buy back as many of its outstanding bonds. Meanwhile, additional Fed rate cuts helped short-term yields to drift lower through the second quarter.

     In the wake of the September 11 events, the Fed lowered short-term rates in an attempt to boost investor confidence. This move caused a further steepening of the yield curve. A flight to quality that led investors from equities and lower-quality bonds to the safe haven of government securities, particularly short-term issues, contributed to the steep yield curve. For Treasury bonds, yields reached their lows in early November before spiking upward as investors began anticipating an economic recovery, as the stock market rebounded strongly, and as the campaign in Afghanistan progressed successfully. Long-term bonds rallied more than 8.5% in October, when the Treasury announced its suspension of the 30-year bond, but erased those gains in November and December as yields increased. The best performer for all of 2001 was corporate bonds. For the year, the credit sector returned 10.4%, representing the best year on record for the sector.

Managers' Discussion & ANALYSIS

                             Asset Allocation Fund
                           Performance as of 12/31/01

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Asset Allocation Fund                                          One Year  (6.92)%
                                                               Five Year   9.66%
                                  Since Inception Date (7/2/93-12/31/01)  10.58%
--------------------------------------------------------------------------------

Average annual total return represents the Asset Allocation Fund's average annual increase or decrease in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

The returns shown both in the table above and on the graph that follows do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

     The strategy of the Asset Allocation Fund is to invest in an optimal mix of equities, bonds, and cash. The Asset Allocation Fund's benchmark is composed of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers 20+ Treasury Bond Index. For the year ended December 31, 2001, the S&P 500 Index declined 11.89%, and the Lehman Brothers 20+ Treasury Index gained 3.63%. The combined 60/40 asset mix declined 5.21%.

     The Federal Reserve Board's (the "Fed") campaign against the threat of recession was the dominant theme for the year. Corporations, particularly those in the technology sector, continued to announce layoffs and issue revenue warnings. Compounding the dismal outlook, newly released economic indicators painted a bleak picture for future economic growth. In response, the Fed lowered rates throughout the year in an effort to revive the slumping economy. By the end of the year, the Fed had cut rates eleven times for a total drop of 4.75%, reducing the federal funds rate from 6.50% to 1.75%. Although equity performance for most of the year was poor, by the fourth quarter markets appeared to respond to the Fed's actions and looked for signs that the economy was back on track. Markets rallied during the quarter, with the S&P 500 Index gaining 10.69%. Other economic indicators delivered positive news: inventories declined, factory orders surged, housing starts shot up, and consumer confidence rose. Although job losses remained high and GDP shrank, many investors found cause for optimism about economic recovery in 2002.

     Bond markets' performance seesawed during the year ending December 31. During the first quarter, as the Fed eased interest rates, the bond markets rallied, outperforming equities for the first quarter. However, the signs of economic strength that briefly drove up equity markets in the second quarter had the reverse effect on bonds: long-term yields rose, pulling bond prices down. In the third quarter, the deteriorating economic outlook, combined with a general flight to quality spurred by the terrorist attacks, pushed up bond prices. The fourth quarter's optimism about the economic outlook was bad news for bonds, especially Treasuries.

     The Asset Allocation Fund entered the year 20% underweighted in bonds, 15% overweighted in equities, and 5% overweighted in cash. The overall mix was 75% equities, 20% bonds and 5% cash. The Fund rebalanced three times during the year. In April, the Fund bought bonds and sold cash, because cash had appreciated relative to bond prices. In May, the Fund sold equities, which had rallied, and bought bonds. In September, when equities became cheaper, the Asset Allocation Fund rebalanced, buying equities and selling bonds.

     During the year, these rebalancings benefited the Fund, allowing it to capture gains as performance strength shifted between equities and bonds.

                             Asset Allocation Fund
                          Growth of $10,000 Investment
                            Since Inception (7/2/93)

               Asset       S&P 500    Lehman 20+     Lipper Balanced  Asset Allocation
          Allocation Fund    Index  Treasury Index+       Fund Index       Benchmark++
                  $10,000  $10,000          $10,000          $10,000           $10,000
9/30/93           $10,467  $10,258          $10,000          $10,366           $10,000
12/31/93          $10,543  $10,495          $10,455          $10,478           $10,491
3/31/94           $10,111  $10,096          $10,455          $10,158           $10,491
6/30/94            $9,953  $10,139          $10,455          $10,081           $10,491
9/30/94           $10,138  $10,634          $10,455          $10,377           $10,491
12/31/94          $10,264  $10,632           $9,596          $10,263           $10,226
3/31/95           $11,047  $11,668           $9,596          $10,883           $10,226
6/30/95           $12,055  $12,782           $9,596          $11,645           $10,226
9/30/95           $12,610  $13,798           $9,596          $12,271           $10,226
12/31/95          $13,258  $14,629          $12,723          $12,819           $13,874
3/31/96           $13,441  $15,414          $12,723          $13,106           $13,874
6/30/96           $13,726  $16,107          $12,723          $13,372           $13,874
9/30/96           $13,944  $16,604          $12,723          $13,723           $13,874
12/31/96          $14,828  $17,989          $12,537          $14,487           $15,639
3/31/97           $14,660  $18,471          $12,537          $14,551           $15,639
6/30/97           $16,206  $21,696          $12,537          $16,109           $15,639
9/30/97           $17,266  $23,321          $12,537          $17,143           $15,639
12/31/97          $18,136  $23,991          $14,565          $17,392           $19,776
3/31/98           $20,004  $27,335          $14,565          $18,768           $19,776
6/30/98           $20,790  $28,237          $14,565          $19,053           $19,776
9/30/98           $19,647  $25,433          $14,565          $17,950           $19,776
12/31/98          $22,784  $30,845          $16,636          $20,014           $24,447
3/31/99           $23,370  $32,381          $16,636          $20,336           $24,447
6/30/99           $24,178  $34,664          $16,636          $21,249           $24,447
9/30/99           $23,221  $32,501          $16,636          $20,369           $24,447
12/31/99          $24,981  $37,334          $14,963          $21,812           $26,345
3/31/00           $26,413  $38,189          $14,963          $22,462           $26,345
6/30/00           $25,993  $37,173          $14,963          $22,192           $26,345
9/30/00           $26,039  $36,813          $14,963          $22,634           $26,345
12/31/00          $25,256  $33,934          $18,180          $22,335           $26,989
12/31/01          $23,508  $29,902          $18,839          $21,611           $25,583

                        Yearly periods ended December 31

              Past performance is no guarantee of future results.

 + The Fund is including the Lehman Brothers 20+ Treasury Index, as this bond index is representative of the fixed income securities in which the Fund invests.

++ The Asset Allocation Benchmark represents the return of a blended index consisting of 60% S&P 500 Index stocks and 40% Lehman Brothers 20+ Treasury Index bonds. The Fund will be using the Asset Allocation Benchmark rather than the Lipper Balanced Fund Index, as it is more representative of the securities in which the Fund invests. The Asset Allocation Benchmark is calculated from June 30, 1993.

The Asset Allocation Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

Managers' Discussion & Analysis

                                Bond Index Fund
                           Performance as of 12/31/01

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Bond Index Fund                                                   One Year 8.80%
                                                                 Five Year 7.26%
                                    Since Inception Date (7/2/93-12/31/01) 6.41%
--------------------------------------------------------------------------------

Average annual total return represents the Bond Index Fund's average annual increase or decrease in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

The returns shown both in the table above and on the graph that follows do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

     During the fiscal year ended December 31, 2001, the Bond Index Fund tracked the Lehman Brothers U.S. Government/Credit Bond Index (as of January 2002, the Bond Index Fund tracks the Lehman Brothers Aggregate Bond Index). For the year ended December 31, 2001, the Lehman Brothers U.S. Government/Credit Bond Index gained 8.50%.

     The U.S. bond market registered robust returns in 2001, outpacing stocks for the second year in a row. A weakening economy caused the Federal Reserve Board (the "Fed") to lower interest rates eleven times during the year, bringing the federal funds rate to 1.75% -- the lowest rate in 40 years.

     At the beginning of the year, the three-month Treasury Bill yield (5.90%) was greater than that of the 30-year Treasury bond (5.46%), resulting in an inverted yield curve. As the Fed cut rates aggressively during the year, yields on short-term Treasuries fell while yields on long-term bonds remained relatively stable. As a result, the yield curve had steepened dramatically by year end. In fact, the yield differential between the three-month Treasury bill and the 30-year Treasury bond rose to 3.75%, its greatest level since June of 1993. The top performer for the year in the Treasury market was the two-year note, returning 8.15%, while the lowest return came from the 30-year bond at 3.46%.

     Yields reached their lows in early November before spiking upward as investors began to anticipate renewed economic growth, as the stock market rebounded, and as consumer confidence began to recover. Long-term Treasuries returned more than 8.5% in October when the Treasury announced plans to suspend issuance of the 30-year bond, but promptly gave back this return in November and December.

     Corporate bonds outperformed Treasuries in 2001, returning 10.4%. Remarkably, this strong performance was achieved despite the general decline in credit quality. Moody's reported that 645 corporations were downgraded in 2001 while only 219 were upgraded, making the downgrade/upgrade ratio the highest since 1991. 2001 marked a record year for corporate returns and for corporate supply, reflecting many investors' demand for higher-yielding securities and anticipation of a healthier economy going forward.

Bond Index Fund
Growth of $10,000 Investment
Since Inception (7/2/93)

               Bond     Lehman Brothers Govt/credit
            Index Fund                   Bond Index
              $10,000                       $10,000
9/30/93       $10,281                       $10,332
12/31/93      $10,230                       $10,302
3/31/94       $ 9,937                       $ 9,978
6/30/94       $ 9,776                       $ 9,854
9/30/94       $ 9,820                       $ 9,903
12/31/94      $ 9,846                       $ 9,940
3/31/95       $10,326                       $10,435
6/30/95       $10,998                       $11,111
9/30/95       $11,186                       $11,323
12/31/95      $11,696                       $11,851
3/31/96       $11,397                       $11,573
6/30/96       $11,432                       $11,628
9/30/96       $11,626                       $11,832
12/31/96      $11,945                       $12,195
3/31/97       $11,848                       $12,096
6/30/97       $12,269                       $12,516
9/30/97       $12,691                       $12,935
12/31/97      $13,112                       $13,364
3/31/98       $13,276                       $13,567
6/30/98       $13,638                       $13,921
9/30/98       $14,327                       $14,611
12/31/98      $14,337                       $14,630
3/31/99       $14,145                       $14,804
6/30/99       $13,936                       $14,641
9/30/99       $14,021                       $14,720
12/31/99      $13,951                       $14,660
3/31/00       $14,319                       $15,054
6/30/00       $14,489                       $15,272
9/30/00       $14,912                       $15,710
12/31/00      $15,591                       $16,397
12/31/01      $16,963                       $17,791

                        Yearly periods ended December 31
              Past performance is no guarantee of future results.

The Bond Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

Managers' Discussion & Analysis

                                Money Market Fund
                           Performance as of 12/31/01

--------------------------------------------------------------------------------
                                 Seven-day Yield
--------------------------------------------------------------------------------

Money Market Fund                                                 12/31/01 1.76%
--------------------------------------------------------------------------------

The seven-day yield is an annualized yield for the seven-day period ended December 31, 2001. "Annualized yield" refers to the interest you would earn if you held a share of the Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administration and management.

     The U.S. economy showed signs of weak growth throughout the year ended December 31, 2001. According to official reports, the economy slipped into recession starting in March. In an effort to keep the recession short and shallow, the Federal Reserve Board (the "Fed") cut its target federal funds rate eleven times during the year to 1.75%, its lowest level in 40 years. The discount rate followed closely behind to end the year at 1.25%.

     Throughout the first quarter, a significant portion of the Fund was positioned to mature within one month, as many securities with longer maturities were priced to incorporate another inter-meeting and/or overly aggressive Fed move. After a positive consumer confidence report caused yields on assets to increase, the Fund chose to exercise its lengthening strategy. This proved advantageous and prudent as the Fed eased aggressively and then moved to a moderate pace late in the second quarter. During the second and third quarters, anticipating further Fed rate cuts, the fund purchased assets with maturities between three and six months.

     The Fund benefited from positive performance during the fourth quarter, which was due in large part to the longer-maturity paper purchased in the second and third quarters, along with some well-timed opportunities taken in the fourth quarter. Given the large amount of Fed easing done in 2001, maintaining a longer weighted average maturity throughout the year proved advantageous.

     As we move into 2002, we continue to watch for signs leading to a reversal in monetary policy. This will most likely begin with a restocking of business inventories and will inevitably lead to increased consumer spending. While that is happening, we will be cautious to execute as we look for opportunities that compensate for a re-acceleration beginning as early as the second quarter of 2002.

The Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

Managers' Discussion & Analysis

                               S&P 500 Stock Fund
                           Performance as of 12/31/01

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

S&P 500 Stock Fund                                             One Year (12.11)%
                                                               Five Year  10.43%
                                   Since Inception Date (7/2/93-12/31/01) 13.53%
--------------------------------------------------------------------------------

Average annual total return represents the S&P 500 Stock Fund's average annual increase or decrease in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

The returns shown both in the table above and on the graph that follows do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

     The S&P 500 Stock Fund seeks to track the S&P 500 Index. For the year ended December 31, 2001, the S&P 500 Index declined 11.89%.

     In response to volatile equity markets, weak corporate revenues, and poor economic indicators, the Federal Reserve Board (the "Fed") took action in 2001. The Fed lowered short-term interest rates eleven times during the year, in an attempt to revive the sluggish economy and keep recession at bay. By the end of the year, the federal funds rate stood at 1.75%, its lowest level in more than forty years. During the first three quarters of the year, however, the moves appeared to do little to stem the tide of earnings warnings and job cuts, particularly from the technology sector. Markets languished, turning in historically low first performance numbers. In September, the horrible events that tragically affected the lives of all Americans also took their toll on the markets, and stock prices continued to slide.

     By the fourth quarter, however, some encouraging economic indicators began to point to the prospect of a healthy economy. Declining inventory levels, lower inflation, and low interest rates all pointed toward the possibility of economic recovery. The Fed's actions, combined with proposed tax cuts helped buoy markets in the fourth quarter, and consumer confidence responded positively as well. Although strong market performance in the fourth quarter was not sufficient to erase the losses of the three previous quarters, it did help mitigate the losses.

     Most of the industry sectors within the S&P 500 Index posted negative returns for the year. The biggest declines came from the utilities sector (3.12% of the Index as of December 31, 2001), which declined 30.38%, and information technology shares (17.61% of the Index as of December 31, 2001), which fell 25.61%. Telecommunications services (5.49% of the Index as of December 31, 2001) fell 12.24%, and energy stocks (6.34% of the Index) dropped 10.47%. On the positive side, consumer discretionary stocks (13.14% of the Index) gained 1.74%, and materials (2.61% of the Index) returned 3.34%.

     Within the Index's top ten holdings, the best returns came from stocks in the information technology group. Microsoft (3.41% of the Index as of December 31, 2001), the second-largest weighting in the Index, gained an impressive 52.74% during the year. IBM (1.99% of the Index as of December 31, 2001) logged a 43.00% return. The largest holding in the Index, General Electric (3.80% of the Index as of December 31, 2001), however, lost 15.07%, and pharmaceutical giant Pfizer (2.39% of the Index) fell 12.49%. Insurance company AIG (1.98% of the Index) also declined, falling 19.29%.

S&P 500 Stock Fund
Growth of $10,000 Investment
Since Inception (7/2/93)

              S&P 500          S&P 500
             Stock Fund          Index

                $10,000        $10,000
9/30/93         $10,258        $10,347
12/31/93        $10,495        $10,569
3/31/94         $10,096        $10,179
6/30/94         $10,139        $10,180
9/30/94         $10,634        $10,652
12/31/94        $10,632        $10,652
3/31/95         $11,668        $11,676
6/30/95         $12,782        $12,782
9/30/95         $13,798        $13,794
12/31/95        $14,629        $14,609
3/31/96         $15,414        $15,398
6/30/96         $16,107        $16,076
9/30/96         $16,604        $16,553
12/31/96        $17,989        $17,914
3/31/97         $18,471        $18,384
6/30/97         $21,696        $21,576
9/30/97         $23,321        $23,177
12/31/97        $23,991        $23,838
3/31/98         $27,335        $27,137
6/30/98         $28,237        $28,016
9/30/98         $25,433        $25,234
12/31/98        $30,845        $30,612
3/31/99         $32,381        $32,081
6/30/99         $34,664        $34,324
9/30/99         $32,501        $32,148
12/31/99        $37,334        $36,915
3/31/00         $38,189        $37,727
6/30/00         $37,173        $36,690
9/30/00         $36,813        $36,686
12/31/00        $33,934        $33,792
12/31/01        $29,902        $29,699

     Yearly periods ended December 31
     Past performance is no guarantee of future results.

The S&P 500 Stock Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001

                                                                              Asset         Bond        Money         S&P 500
                                                                         Allocation        Index       Market           Stock
                                                                               Fund         Fund         Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In corresponding Master Portfolio, at market value (Note 1)          $345,011,297  $82,939,095  $80,912,054  $1,447,847,570
Receivables:
  Capital shares sold                                                       959,426      116,886      157,037       1,336,856
                                                                       ------------  -----------  -----------  --------------
Total Assets                                                            345,970,723   83,055,981   81,069,091   1,449,184,426
                                                                       ------------  -----------  -----------  --------------
LIABILITIES
Payables:
  Capital shares redeemed                                                   130,642       81,209       54,130      28,494,571
  Distribution to shareholders                                                   --           --       89,215              --
  Administration fees (Note 2)                                               76,778       52,003        7,884         169,475
                                                                       ------------  -----------  -----------  --------------
Total Liabilities                                                           207,420      133,212      151,229      28,664,046
                                                                       ------------  -----------  -----------  --------------
NET ASSETS                                                             $345,763,303  $82,922,769  $80,917,862  $1,420,520,380
                                                                       ============  ===========  ===========  ==============

Net assets consist of:
  Paid-in capital                                                      $366,983,356  $86,811,246  $81,000,308  $1,293,801,723
  Undistributed (distributions in excess of) net investment income         (151,648)    (630,299)          --       1,581,374
  Undistributed net realized loss on investments                        (16,535,113)  (2,490,273)     (82,446)    (17,364,748)
  Net unrealized appreciation (depreciation) of investments              (4,533,292)    (767,905)          --     142,502,031
                                                                       ------------  -----------  -----------  --------------
NET ASSETS                                                             $345,763,303  $82,922,769  $80,917,862  $1,420,520,380
                                                                       ============  ===========  ===========  ==============
Shares outstanding                                                       36,340,763    8,498,912   80,973,002      81,583,167
                                                                       ============  ===========  ===========  ==============
Net asset value and offering price per share                           $       9.51  $      9.76  $      1.00  $        17.41
                                                                       ============  ===========  ===========  ==============
-----------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

                                                                              Asset        Bond       Money        S&P 500
                                                                         Allocation       Index      Market          Stock
                                                                               Fund        Fund        Fund           Fund
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM CORRESPONDING MASTER PORTFOLIO
  Dividends                                                            $  3,267,272   $       --   $       --   $  19,908,044
  Interest                                                                6,391,911    4,655,423    3,141,422         910,378
  Expenses                                                               (1,280,128)     (61,610)     (74,310)       (772,123)
                                                                       ------------   ----------   ----------   -------------
Net investment income allocated from corresponding  Master Portfolio      8,379,055    4,593,813    3,067,112      20,046,299
                                                                       ------------   ----------   ----------   -------------
FUND EXPENSES (Note 2)
  Administration fees                                                     1,462,125      115,426      260,878       2,325,090
                                                                       ------------   ----------   ----------   -------------
Total fund expenses                                                       1,462,125      115,426      260,878       2,325,090
                                                                       ------------   ----------   ----------   -------------
Net investment income                                                     6,916,930    4,478,387    2,806,234      17,721,209
                                                                       ------------   ----------   ----------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  ALLOCATED FROM CORRESPONDING MASTER PORTFOLIO
  Net realized gain (loss)                                               (9,070,519)     341,168        2,229      23,875,540
  Net change in unrealized appreciation (depreciation)                  (25,952,633)   1,381,944           --    (256,457,790)
                                                                       ------------   ----------   ----------   -------------
Net gain (loss) on investments                                          (35,023,152)   1,723,112        2,229    (232,582,250)
                                                                       ------------   ----------   ----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(28,106,222)  $6,201,499   $2,808,463   $(214,861,041)
                                                                       ============   ==========   ==========   =============

-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Asset Allocation Fund                        Bond Index Fund
                                                     ---------------------------------------  -------------------------------------
                                                                For the              For the            For the             For the
                                                             Year Ended           Year Ended         Year Ended          Year Ended
                                                      December 31, 2001    December 31, 2000  December 31, 2001   December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
  Net investment income                              $        6,916,930    $      12,632,084    $     4,478,387     $     6,626,275
  Net realized gain (loss)                                   (9,070,519)          58,575,725            341,168          (2,289,675)
  Net change in unrealized appreciationreciation)           (25,952,633)         (63,241,484)         1,381,944           5,455,006
                                                     ------------------    -----------------    ---------------     ---------------
Net increase (decrease) in net assets resulting
  from operations                                           (28,106,222)           7,966,325          6,201,499           9,791,606
                                                     ------------------    -----------------    ---------------     ---------------
Distributions to
  Shareholders:
  From net investment income                                 (7,001,673)         (12,673,604)        (4,746,279)         (6,663,117)
  From net realized gain on sale of investments             (15,590,603)         (55,000,275)                --                  --
                                                     ------------------    -----------------    ---------------     ---------------
Total distributions to shareholders                         (22,592,276)         (67,673,879)        (4,746,279)         (6,663,117)
                                                     ------------------    -----------------    ---------------     ---------------
Capital share transactions:
  Proceeds from shares sold                                  93,665,182          130,570,874         38,615,488          73,730,881
  Net asset value of shares issued in reinvestment
  of dividends and distributions                             21,937,077           65,895,443          4,692,886           6,597,856
  Cost of shares redeemed                                  (129,058,127)        (289,364,530)       (30,891,403)       (147,791,527)
                                                     ------------------    -----------------    ---------------     ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                (13,455,868)         (92,898,213)        12,416,971         (67,462,790)
                                                     ------------------    -----------------    ---------------     ---------------
Increase (decrease) in net assets                           (64,154,366)        (152,605,767)        13,872,191         (64,334,301)

NET ASSETS:
Beginning of year                                           409,917,669          562,523,436         69,050,578         133,384,879
                                                     ------------------    -----------------    ---------------     ---------------
End of year                                          $      345,763,303    $     409,917,669    $    82,922,769     $    69,050,578
                                                     ==================    =================    ===============     ===============
Undistributed (distributions in excess of) net
  investment income included in net assets at end of
  year                                               $         (151,648)   $          20,423    $      (630,299)    $            --
                                                     ==================    =================    ===============     ===============

SHARES ISSUED AND REDEEMED:
  Shares sold                                                 8,932,508           10,227,037          3,961,152           8,020,448
  Shares issued in reinvestment of dividends and
  distributions                                               2,368,538            5,791,033            481,946             716,025
  Shares redeemed                                           (12,417,889)         (23,307,623)        (3,181,056)        (16,072,440)
                                                     ------------------    -----------------    ---------------     ---------------
Net increase (decrease) in shares outstanding                (1,116,843)          (7,289,553)         1,262,042          (7,335,967)
                                                     ==================    =================    ===============     ===============
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                                        Money Market Fund                       S&P 500 Stock Fund
                                                   --------------------------------------  ---------------------------------------
                                                              For the             For the             For the              For the
                                                           Year Ended          Year Ended          Year Ended           Year Ended
                                                    December 31, 2001   December 31, 2000   December 31, 2001    December 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                            $        2,806,234  $        6,776,805  $       17,721,209  $        26,245,531
  Net realized gain                                             2,229                  10          23,875,540          712,645,868
  Net change in unrealized appreciation
    (depreciation)                                                 --                  --        (256,457,790)        (956,432,046)
                                                   ------------------  ------------------  ------------------  -------------------
Net increase (decrease) in net assets resulting
  from operations                                           2,808,463           6,776,815        (214,861,041)        (217,540,647)
                                                   ------------------  ------------------  ------------------  -------------------
Distributions to shareholders:
  From net investment income                               (2,806,234)         (6,776,805)        (17,606,563)         (26,805,817)
  From net realized gain on sale of investments                    --                  --         (81,314,418)        (246,594,544)
                                                   ------------------  ------------------  ------------------  -------------------
Total distributions to shareholders                        (2,806,234)         (6,776,805)        (98,920,981)        (273,400,361)
                                                   ------------------  ------------------  ------------------  -------------------
Capital share transactions:
  Proceeds from shares sold                               229,506,141         111,740,435         433,625,907          658,202,919
  Net asset value of shares issued in reinvestment
    of dividends and distributions                            467,180             247,053          98,283,160          271,439,151
  Cost of shares redeemed                                (222,492,257)       (181,810,530)       (669,347,810)      (1,411,397,923)
                                                   ------------------  ------------------  ------------------  -------------------
Net increase (decrease) in net assets resulting
  from capital share transactions                           7,481,064         (69,823,042)       (137,438,743)        (481,755,853)
                                                   ------------------  ------------------  ------------------  -------------------
Increase (decrease) in net assets                           7,483,293         (69,823,032)       (451,220,765)        (972,696,861)

NET ASSETS:
Beginning of year                                          73,434,569         143,257,601       1,871,741,145        2,844,438,006
                                                   ------------------  ------------------  ------------------  -------------------
End of year                                        $       80,917,862  $       73,434,569  $    1,420,520,380  $     1,871,741,145
                                                   ==================  ==================  ==================  ===================
Undistributed net investment income included in
  net assets at end of year                        $               --  $               --  $        1,581,374  $         1,457,724
                                                   ==================  ==================  ==================  ===================

SHARES ISSUED AND REDEEMED:
  Shares sold                                             229,506,139         111,740,435          22,728,417           25,512,577
  Shares issued in reinvestment of dividends and
    distributions                                             467,180             247,053           5,800,756           12,206,751
  Shares redeemed                                        (222,492,257)       (181,810,530)        (34,686,581)         (55,203,992)
                                                   ------------------  ------------------  ------------------  -------------------
Net increase (decrease) in shares outstanding               7,481,062         (69,823,042)         (6,157,408)         (17,484,664)
                                                   ==================  ==================  ==================  ===================
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                                                     Asset Allocation Fund
                               --------------------------------------------------------------------------------------------
                                  Year ended     Year ended        Period ended    Year ended     Year ended     Year ended
                               Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 1999/(2)/ Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $  10.94       $  12.57         $  14.07        $  13.50       $  12.12       $  11.83
                                 --------       --------         --------        --------       --------       --------
income from investment
  operations:
  Net investment income              0.19/(6)/      0.31             0.29            0.26           0.44           0.47
  Net realized and
  unrealized gain
    (loss) on investments           (0.97)/(6)/    (0.16)            1.08            2.07           2.68           1.02
                                 --------       --------         --------        --------       --------       --------
Total from investment
  operations                        (0.78)          0.15             1.37            2.33           3.12           1.49
                                 --------       --------         --------        --------       --------       --------
Less distributions from:
  Net investment income             (0.20)         (0.31)           (0.29)          (0.26)         (0.44)         (0.47)
  Net realized gain                 (0.45)         (1.47)           (2.58)          (1.50)         (1.30)         (0.73)
                                 --------       --------         --------        --------       --------       --------
Total Distributions                 (0.65)         (1.78)           (2.87)          (1.76)         (1.74)         (1.20)
                                 --------       --------         --------        --------       --------       --------
Net asset value, end of
  period                         $   9.51       $  10.94         $  12.57        $  14.07       $  13.50       $  12.12
                                 ========       ========         ========        ========       ========       ========
Total return                        (6.92)%         1.11%            9.95%/(3)/     17.83%         27.10%         13.09%
                                 ========       ========         ========        ========       ========       ========
Ratios/Supplemental data:
  Net assets, end of
    period (000s)                $345,763       $409,918         $562,523        $599,093       $534,746       $431,585
  Ratio of expenses to
    average net assets/(4)/          0.75%          0.75%            0.75%           0.75%          0.75%          0.75%
  Ratio of net investment
    income to average net
    assets/(4)/                      1.91%/(6)/     2.43%            2.36%           1.84%          3.37%          3.95%
  Portfolio turnover
    rate/(5)/                          35%            53%              39%             33%            57%            43%
---------------------------------------------------------------------------------------------------------------------------

                                                                                                            Bond Index Fund
                               --------------------------------------------------------------------------------------------
                                  Year ended     Year ended      Period ended     Year ended     Year ended     Year ended
                               Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 1999/(2)/ Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period             $  9.54        $  9.15         $   9.73        $   9.73        $  9.43       $   9.66
                                  -------        -------         --------        --------        -------       --------
Income from investment
  operations:
  Net investment income              0.53/(6)/      0.63             0.50            0.60           0.64           0.63
  Net realized and
    unrealized gain
    (loss) on investments            0.29/(6)/      0.40            (0.58)             --           0.30          (0.23)
                                  -------        -------         --------        --------        -------       --------
Total from investment
  operations                         0.82           1.03            (0.08)           0.60           0.94           0.40
                                  -------        -------         --------        --------        -------       --------
Less distributions from:
  Net investment income             (0.60)         (0.64)           (0.50)          (0.60)         (0.64)         (0.63)
                                  -------        -------         --------        --------        -------       --------
Total distributions                 (0.60)         (0.64)           (0.50)          (0.60)         (0.64)         (0.63)
                                  -------        -------         --------        --------        -------       --------
Net asset value, end of
  period                          $  9.76        $  9.54         $   9.15        $   9.73        $  9.73       $   9.43
                                  =======        =======         ========        ========        =======       ========
Total return                         8.80%         11.76%           (0.82)%/(3)/     6.24%         10.36%          4.32%
                                  =======        =======         ========        ========        =======       ========
Ratios/Supplemental data:
  Net assets, end of
    period (000s)                 $82,923        $69,051         $133,385        $126,733        $93,776       $129,469
  Ratio of expenses to
    average net assets/(4)/          0.23%          0.23%            0.23%           0.23%          0.23%          0.23%/(1)/
  Ratio of net investment
    income to average net
    assets/(4)/                      5.85%/(6)/     6.59%            6.30%           6.10%          6.66%          6.69%/(1)/
  Portfolio turnover
    rate/(5)/                          53%            52%              25%             28%            59%            39%

--------------------------------------------------------------------------------

/(1)/ The ratio of expenses to average net assets and ratio of net investment income to average net assets for this period, prior to waived fees and reimbursed expenses, was 0.32% and 6.60%, respectively.
/(2)/ For the ten months ended December 31, 1999. the fund changed its fiscal year end from February 28 to December 31.
/(3)/  Not annualized.
/(4)/ Annualized for periods of less than one year. These ratios include the Fund's share of expenses charged to the corresponding Master Portfolio.
/(5)/ Represents the Portfolio turnover rate of each fund's corresponding Master Portfolio.
/(6)/ Effective January 1, 2001, the Asset Allocation and Bond Index Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide For Investment Companies and began amortizing premiums on debt securities. The effect of this change on the Asset Allocation Fund for the year ended December 31, 2001 was to decrease net investment income per share by $0.0033, increase net realized and unrealized gain
       (loss) per share by $0.0033 and decrease the ratio of net investment income to average net assets from 1.94% to 1.91%. The effect of this change on the Bond Index Fund for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain (loss) per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.23% to 5.85%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS (Continued)
For a share outstanding throughout each period

                                                                                                           Money Market Fund
                               ---------------------------------------------------------------------------------------------
                                  Year ended     Year ended        Period ended     Year ended     Year ended     year ended
                               Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 1999/(2)/  Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997
------------------------------ ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period             $  1.00        $  1.00         $   1.00        $   1.00       $   1.00       $   1.00
                                  -------        -------         --------        --------       --------       --------
Income from investment
  operations:
  Net investment income              0.04           0.06             0.04            0.05           0.05           0.05
  Net realized and
  unrealized gain
    (loss) on investments            0.00/(6)/     (0.00)/(6)/         --              --             --             --
                                  -------        -------         --------        --------       --------       --------
Total from investment
  operations                         0.04           0.06             0.04            0.05           0.05           0.05
                                  -------        -------         --------        --------       --------       --------
Less distributions from:
  Net investment income             (0.04)         (0.06)           (0.04)          (0.05)         (0.05)         (0.05)
                                  -------        -------         --------        --------       --------       --------
Total distributions                 (0.04)         (0.06)           (0.04)          (0.05)         (0.05)         (0.05)
                                  -------        -------         --------        --------       --------       --------
Net asset value, end of
  period                          $  1.00        $  1.00         $   1.00        $   1.00       $   1.00       $   1.00
                                  -------        -------         --------        --------       --------       --------
Total return                         33.8%          6.17%            4.14%/(3)/      5.15%          5.35%          5.10%
                                  =======        =======         ========        ========       === ====       ========

Ratios/Supplemantal data:
  Net assets, end of
    period (000s)                 $80,918        $73,435         $143,258        $205,317       $180,375       $177,046
  Ratio of expenses to
    averages net assets/(4)/         0.45%          0.45%            0.45%           0.45%          0.45%          0.45%/(1)/
  Ratio of net investment
    income to average net
    assets/(4)/                      3.80%          5.94%            4.86%           4.62%          5.23%          4.96%/(1)/
----------------------------------------------------------------------------------------------------------------------------

                                                                                                          S&P 500 Stock Fund
                               ---------------------------------------------------------------------------------------------
                                  Year ended     YEar ended        Period ended     Year ended     Year ended     Year ended
                               Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 1999/(2)/  Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $    21.33     $    27.03       $    24.80       $    22.08     $    17.03     $    14.02
                               ----------     ----------       ----------       ----------     ----------     ----------

Income from investment
  operations:
  Net investment income              0.22           0.29             0.29             0.34           0.33           0.32
    Net realized and
    unrealized gain
    (loss) on investments           (2.87)         (2.76)            4.47             3.87           5.46           3.23
                               ----------        -------       ----------       ----------     ----------     ----------
Total from investments
  operations:                       (2.65)         (2.47)           (4.76)           (4.21)          5.79           3.55
                               ----------     ----------       ----------       ----------     ----------     ----------

Less distributions from:
  Net investment income              0.22)         (0.29)           (0.34)           (0.34)         (0.33)         (0.32)
  Net realized gain                 (1.05)         (2.94)           (2.19)           (1.15)         (0.41)         (0.22)
                                ----------    ----------       ----------       ----------     ----------     ----------
Total distributions                 (1.27)         (3.23)           (2.53)           (1.49)         (0.74)         (0.54)
                                ----------    -----------      -----------      -----------    -----------    ----------
Net asset value, end of
  period                       $    17.41     $    21.33       $    27.03       $    24.80     $    22.08     $    17.03
                               ==========     ==========       ==========       ==========     ==========     ==========
Total return                       (12.11)%        (9.34)%          19.67%/(3)/      19.50%         34.62%         25.82%
                               ==========     ==========       ==========       ==========     ==========     ==========
Ratios/Supplemental data:
  Net assets, end of
    period (000s)              $1,420,520     $1,871,741       $2,844,438       $2,543,456     $2,292,433     $1,423,024
  Ratio of expenses to
    average net assets/(4)/          0.20%          0.20%            0.20%            0.20%          0.20%          0.20%/(1)/
  Ratio of net investment
    income to average net
    assets/(4)/                      1.15%          1.07%            1.29%            1.45%          1.73%          2.15%/(1)/
  Portfolio turnover
    rate/(5)/                           9%            10%               7%              11%             6%             4%

--------------------------------------------------------------------------------

/(1)/ The ratio of expenses to average net assets and ratio of net investment income to average net assets for this period, prior to waived fees and reimbursed expenses was 0.48% and 4.93%, respectively, for the Money Market Fund and 0.22% and 2.13%, respectively for the S&P 500 Stock Fund.
/(2)/ For the ten months ended December 31, 1999. the Fund changed its fiscal year end from February 28 to December 31.
/(3)/  Not annualized.
/(4)/ Annualized for periods of less than one year. These ratios include the Fund's share of expenses charged to the corresponding Master Portfolio.
/(5)/ Represents the Portfolio turnover rate of each Fund's corresponding Master Portfolio.
/(6/)  Rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1.  Significant Accounting Policies

    Barclays Global Investors Funds (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the
"1940 Act"), as an open-end series investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc., was redomiciled from a Maryland corporation to a Delaware business trust effective January 11, 2002. The Trust currently offers the following diversified funds: the Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds, and the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Portfolios.

    These financial statements relate only to the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds (each, a "Fund", collectively, the "Funds").

    The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    Investment Policy and Security Valuation

    Each Fund invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio ("MIP"). Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 15.26%, 4.59% and 51.86% for the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively, as of December 31, 2001). The method by which MIP values its securities is discussed in Note 1 of MIP's Notes to the Financial Statements, which are included elsewhere in this report.

    The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

    The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective.

    Security Transactions and Income Recognition

    Each Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of its corresponding Master Portfolio. In addition, each Fund accrues its own expenses.

    Change in Accounting Policy

    Effective January 1, 2001, the Asset Allocation and Bond Index Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, these Master Portfolios did not amortize premiums on debt securities purchased.

    The cumulative effect of this accounting change had no impact on the total net assets of the Asset Allocation and Bond Index Funds, but resulted in a decrease in undistributed net investment income of $66,905 and $343,950, respectively, with a corresponding increase in net unrealized appreciation (depreciation) of $66,905 and $343,950, respectively, based on securities held by their corresponding Master Portfolios and the Funds' interests in their respective Master Portfolios on January 1, 2001.

    The effect of this change on the Asset Allocation Fund for the year ended December 31, 2001, was to decrease net investment income by $120,170, increase net unrealized depreciation by $13,834, and increase net realized loss by $106,336. The effect on the Bond Index Fund for the year ended December 31, 2001, was to decrease net investment income by $290,612, increase net unrealized appreciation by $117,808, and increase net realized gain by $172,804. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (Continued)

    Distributions to Shareholders

    Distributions to shareholders from net investment income of the Asset Allocation and Bond Index Funds are declared and distributed monthly. Distributions to shareholders from net investment income of the S&P 500 Stock Fund are declared and distributed quarterly. Distributions to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

    Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Funds.

    Federal Income Taxes

    Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a "regulated investment company" by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders. Accordingly, no provision for federal income taxes was required for the year ended December 31, 2001.

    The following Funds had tax basis net capital loss carryforwards at December 31, 2001, the tax year end of the Funds:

-------------------------------------------------------------------------------------------------------
                             Expiring    Expiring    Expiring      Expiring      Expiring
Fund                             2003        2005        2007          2008          2009         Total
-------------------------------------------------------------------------------------------------------
Asset Allocation Fund        $    --     $    --     $     --    $       --    $5,141,108    $5,141,108
Bond Index Fund                   --          --      228,945     2,251,910            --     2,480,855
Money Market Fund             50,876      31,570           --            --            --        82,446
-------------------------------------------------------------------------------------------------------

    Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

    At December 31, 2001, the components of distributable earnings on a tax basis were as follows:

-----------------------------------------------------------------------------------------------
                                         Undistributed     Undistributed    Total Distributable
Fund                                   Ordinary Income    Long Term Gain               Earnings
-----------------------------------------------------------------------------------------------
Asset Allocation Fund                     $   35,427        $       --          $   35,427
Bond Index Fund                                4,263                --               4,263
S&P 500 Stock Fund                         1,581,374         1,148,575           2,729,949
-----------------------------------------------------------------------------------------------

    The tax character of distributions paid during 2001 was as follows:

---------------------------------------------------------------------
                                                                  Per
Fund                                             Amount         Share
---------------------------------------------------------------------
Asset Allocation Fund
Distributions paid from:
  Ordinary Income                           $ 8,384,923         $0.24
  Long-Term Capical Gain                     14,207,353          0.41
                                            -----------         -----
Total Distributions                         $22,592,276         $0.65

S&P 500 Stock Fund
Distributions paid from:
  Ordinary income                           $17,908,640         $0.24
  Long-Term Capital Gain                     81,012,341          1.03
                                            -----------         -----
Total Distributions                         $98,920,981         $1.27
---------------------------------------------------------------------

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (Continued)

    From November 1, 2001 to December 31, 2001, the Asset Allocation Fund and the S&P 500 Stock Fund incurred net realized capital losses or net foreign currency losses. As permitted by tax regulations, these Funds have elected to defer these losses of $149,299 and $355,136 respectively and treat them as arising in the year ending December 31, 2002.

2.  Agreements and Other Transactions with Affiliates

    Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Funds. IBT also serves as the transfer agent and dividend disbursement agent for the Funds.

    Stephens Inc. ("Stephens"), is the Funds' distributor. Stephens does not receive a fee for providing distribution services to the Funds.

    The Trust has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Funds, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators. Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee of 0.40%, 0.15%, 0.35% and 0.15% of the average daily net assets from the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively.

    Certain officers and trustees of the Trust are also officers of Stephens and BGI. As of December 31, 2001 these officers of Stephens and BGI collectively owned less than 1% of the outstanding shares of each Fund.

3.  Capital Share Transactions

    As of December 31, 2001, there were 21.3 billion shares of $.001 par value capital stock authorized by Barclays Global Investors Funds, Inc., with the following number of shares allocated to each Fund: Asset Allocation
(400 million shares); Bond Index (500 million shares); Money Market (3 billion shares) and S&P 500 Stock (300 million shares). Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

Independent Accountants' Report

To the Shareholders and Board of Trustees of Barclays Global Investors Funds:

     In our opinion the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Allocation Fund, Bond Index Fund, Money Market Fund and S&P 500 Stock Fund, each a series of Barclays Global Investors Funds, Inc. (the "Funds"), at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The financial statements of the Funds as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

Tax Information -- Unaudited

     Pursuant to section 852 of the Internal Revenue Code, the Asset Allocation Fund and S&P 500 Stock Fund designates $14,207,353 and $81,012,341, respectively, as capital gains dividends for the year ended December 31, 2001, of which 100% represents 20% rate gains.

     For corporate shareholders, 36.39% and 99.82% of the income dividends paid by the Asset Allocation Fund and the S&P 500 Stock Fund, respectively, during the year ended December 31, 2001 qualified for the dividends received deduction.

Change in Independent Accountants -- Unaudited

     As a result of the resignation of KPMG LLP as the Funds' independent accountants, the Audit Committee and the Board of Directors of the Funds voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Funds' year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Funds and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Shareholder Meeting Results (Unaudited)

     The Annual Meeting of Shareholders of Barclays Global Investors Funds, Inc. (the "Company") was held on November 16, 2001. At the Meeting, the following matters were voted upon by the shareholders. Shareholders in the Asset Allocation Fund did not approve Proposals 2 and 5. Shareholders in the S&P 500 Stock Fund did not approve Proposal 2. Proposals 2 and 5 failed to pass in the Money Market Fund due to a lack of quorum. All other proposals were approved and the results of the voting are presented below.
--------------------------------------------------------------------------------

Proposal 1(A)*

                                                         Votes        Votes
                                                          for        Withheld
                                                      ------------  ----------
To elect the seven nominees specified below as
Directors of the Company.
  Mary G.F. Bitterman                                  390,663,741   7,648,219
  Jack S. Euphrat                                      390,664,196   7,647,764
  R. Greg Feltus                                       390,665,087   7,646,873
  W. Rodney Hughes                                     390,664,196   7,647,764
  Lee T. Kranefuss                                     390,665,223   7,646,737
  Richard K. Lyons                                     390,665,223   7,646,737
  Leo Soong                                            390,665,223   7,646,737

     Messrs. Euphrat, Feltus, Hughes and Soong previously served as Directors of the Company and were reelected. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons were newly elected. All seven Directors of the Company now serve as Trustees of the Trust.
--------------------------------------------------------------------------------

Proposal 1(B)
                                                          Votes       Votes
                                                           for       Withheld
                                                       -----------  ----------
To elect the seven nominees specified below as
Trustees of Master Investment Portfolio.
  Asset Allocation Fund
    Mary G.F. Bitterman                                 11,484,295   1,669,119
    Jack S. Euphrat                                     11,484,295   1,669,119
    R. Greg Feltus                                      11,484,159   1,669,255
    W. Rodney Hughes                                    11,484,295   1,669,119
    Lee T. Kranefuss                                    11,484,295   1,669,119
    Richard K. Lyons                                    11,484,295   1,669,119
    Leo Soong                                           11,484,295   1,669,119
  Bond Index Fund
    Mary G.F. Bitterman                                  2,269,899      56,175
    Jack S. Euphrat                                      2,269,899      56,175
    R. Greg Feltus                                       2,269,899      56,175
    W. Rodney Hughes                                     2,269,899      56,175
    Lee T. Kranefuss                                     2,269,899      56,175
    Richard K. Lyons                                     2,269,899      56,175
    Leo Soong                                            2,269,899      56,175
  Money Market Fund
    Mary G.F. Bitterman                                  9,075,283   2,544,938
    Jack S. Euphrat                                      9,075,283   2,544,938
    R. Greg Feltus                                       9,075,283   2,544,938
    W. Rodney Hughes                                     9,075,283   2,544,938
    Lee T. Kranefuss                                     9,075,283   2,544,938
    Richard K. Lyons                                     9,075,283   2,544,938
    Leo Soong                                            9,075,283   2,544,938
  S&P 500 Stock Fund
    Mary G.F. Bitterman                                  9,258,869     290,898
    Jack S. Euphrat                                      9,258,869     290,898
    R. Greg Feltus                                       9,258,869     290,898
    W. Rodney Hughes                                     9,258,869     290,898
    Lee T. Kranefuss                                     9,258,869     290,898
    Richard K. Lyons                                     9,258,869     290,898
    Leo Soong                                            9,258,869     290,898

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Proposal 2(A)

                                  Votes        Votes       Votes       Broker
                                   For        Against    Abstaining  Non-Votes**
                                 ----------   ---------  ----------  -----------

To approve converting the
Fund's investment objectives
from fundamental to
non-fundamental.
  Asset Allocation Fund          7,851,570    4,964,262   4,570,067      988,686
  Bond Index Fund                2,910,319      947,814     366,886      101,409
  Money Market Fund***           9,075,283    2,544,938          --         --
  S&P 500 Stock Fund             6,121,625   41,305,189     262,301      496,363

--------------------------------------------------------------------------------
Proposal 2(B)

                                   Votes        Votes       Votes       Broker
                                   For        Against    Abstaining  Non-Votes**
                                 ----------   ---------  ----------  -----------

To instruct the Fund to
approve a proposal to convert
the investment objectives of
each Fund's corresponding
Master Portfolio from
fundamental to
non-fundamental.
  Asset Allocation Fund          7,851,406    4,961,814   4,572,679      988,686
  Bond Index Fund                2,910,319      947,814     366,886      101,409
  Money Market Fund***           9,075,283    2,544,938          --         --
  S&P 500 Stock Fund             6,173,014   41,253,996     262,105      496,363

--------------------------------------------------------------------------------
Proposal 3

                                  Votes        Votes       Votes       Broker
                                   For        Against    Abstaining  Non-Votes**
                                 ----------   ---------  ----------  -----------

To approve the change of the
benchmark index for the Bond
Index Fund from the Lehman
Brothers Government/Credit
Index to the Lehman Brothers
Aggregate Index by changing
the Fund's investment
objective.                       3,795,190       62,943     366,886      101,409

--------------------------------------------------------------------------------
Proposal 4
Not applicable to the Funds in
this report. Relates to the
LifePath Portfolios only.

--------------------------------------------------------------------------------
Proposal 5(A).

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                 ----------   ---------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning industry
concentration.
  Asset Allocation Fund           9,151,069   3,662,151   4,572,679      988,686
  Bond Index Fund                 2,910,319     947,814     366,886      101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,472,745   2,954,265     262,105      496,363

--------------------------------------------------------------------------------
Proposal 5(B)

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                 ----------   ---------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning diversification.
  Asset Allocation Fund           9,155,328   3,657,024   4,573,547      988,686
  Bond Index Fund                 2,910,319     947,814     366,886      101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,820,794   2,606,216     262,105      496,363

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proposal 5(C)

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                 -----------  ---------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning the borrowing of
money.
  Asset Allocation Fund           9,148,577   3,666,121   4,571,201      988,686
  Bond Index Fund                 2,910,319     947,814     366,886      101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,472,152   2,954,858     262,105      496,363


--------------------------------------------------------------------------------

Proposal 5(D)



                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                 -----------  ---------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning the issuance of
senior securities.
  Asset Allocation Fund           9,148,577   3,662,119   4,575,203      988,686
  Bond Index Fund                 2,910,319     947,814     366,886      101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,469,462   2,957,548     262,105      496,363

--------------------------------------------------------------------------------
Proposal 5(E)

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                 -----------  ---------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning lending.
  Asset Allocation Fund           9,151,949   3,662,504   4,571,446      988,686
  Bond Index Fund                 2,910,319     947,814     366,886      101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,472,152   2,954,662     262,301      496,363

--------------------------------------------------------------------------------
Proposal 5(F)

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                 -----------  ---------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning underwriting.
  Asset Allocation Fund           9,152,194   3,660,257   4,573,448      988,686
  Bond Index Fund                 2,910,319     947,814     366,886      101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,472,348   2,954,662     262,105      496,363

--------------------------------------------------------------------------------
Proposal 5(G)

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                 -----------  ---------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning investments in real
estate.
  Asset Allocation Fund           9,154,441   3,660,257   4,571,201      988,686
  Bond Index Fund                 2,966,495     891,638     366,886      101,409
  Money Market Fund***           11,620,221          --          --         --
  S&P 500 Stock Fund             44,580,922   2,846,089     262,104      496,363

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Proposal 5(H)

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                -----------  ----------  ----------  -----------

To approve amending the Fund's
fundamental investment policy
concerning investments in
commodities and commodity
contracts.
  Asset Allocation Fund           9,149,778   3,662,673   4,573,448    988,686
  Bond Index Fund                 2,910,319     947,814     366,886    101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,472,348   2,953,591     263,176    496,363
--------------------------------------------------------------------------------
Proposal 5(I)(i)

                                   Votes       Votes       Votes       Broker
                                    For       Against    Abstaining  Non-Votes**
                                -----------  ----------  ----------  -----------

To approve converting the
Fund's fundamental policy
concerning puts, calls and
straddles to a non-fundamental
policy.
  Asset Allocation Fund           9,149,055   3,665,266   4,571,578    988,686
  Bond Index Fund                 2,910,319     947,814     366,886    101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,472,166   2,953,773     263,176    496,363
--------------------------------------------------------------------------------
Proposal 5(I)(ii)

                                   Votes       Votes       Votes       Broker
                                    for       Against    Abstaining  Non-Votes**
                                -----------  ----------  ----------  -----------

To approve converting the
Fund's fundamental policy
concerning oil, gas and
mineral interests to a
non-fundamental policy.
  Asset Allocation Fund           9,149,055   3,665,643   4,571,201    988,686
  Bond Index Fund                 2,910,319     947,814     366,886    101,409
  Money Market Fund***            9,075,283   2,544,938          --         --
  S&P 500 Stock Fund             44,472,371   2,954,662     262,082    496,363
--------------------------------------------------------------------------------
Proposal 5(I)(iii)

                                   Votes       Votes       Votes       Broker
                                    for       Against    Abstaining  Non-Votes**
                                -----------  ----------  ----------  -----------

To approve converting the
Money Market Fund's
fundamental policy concerning
control or management to a
non-fundamental policy.***        9,075,283   2,544,938          --         --
--------------------------------------------------------------------------------
Proposal 5(I)(iv)

                                   Votes       Votes       Votes       Broker
                                    for       Against    Abstaining  Non-Votes**
                                -----------  ----------  ----------  -----------

To approve converting the
Money Market Fund's
fundamental policy concerning
securities on margin and short
sales to a non-fundamental
policy.***                        9,075,283   2,544,938          --         --
--------------------------------------------------------------------------------
Proposal 6*

                                  Votes        Votes       Votes       Broker
                                   for        Against    Abstaining  Non-Votes**
                                -----------  ----------  ----------  -----------

To approve the redomiciling of
the Company as a Delaware
Business Trust and thereafter
dissolve the existing Maryland
Corporation.                     386,821,101   4,690,788   4,843,461   1,956,610
--------------------------------------------------------------------------------

  *  Denotes Company-wide proposal and voting results.
 ** Broker non-votes are proxies received by the fund from brokers or nominees, who neither have received instructions from the beneficial owner or other persons entitled to vote, nor have discretionary power to vote on a particular matter.
***  Proposals did not pass due to a lack of quorum.

Barclays Global Investors Funds
Trustees Information (Unaudited)

    The Board of Trustees has responsibility for the overall management and operations of the Funds. Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee oversees 23 funds within the fund complex and serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Funds' Trustees may be found in the Funds' Statements of Additional Information, which are available without charge upon request by calling toll-free 1-888-204-3956.

                        Officers and Interested Trustees
--------------------------------------------------------------------------------


                          Position(s), Length  Principal Occupations During Past
   Name, Address and Age    of Time Served        5 Years, Directorships Held
--------------------------------------------------------------------------------

Richard H. Blank, Jr., 45  Chief Operating     Vice President of Stephens Inc.;
                           Officer, Secretary  Director of Stephens Sports
                           and Treasurer,      Management Inc.; and Director of
                           since October 20,   Capo Inc.
                           1993

R. Greg Feltus, 50*        Trustee, Chairman   Executive Vice President of
                           and President,      Stephens Inc.; President of
                           since October 20,   Stephens Insurance Services Inc.;
                           1993                Senior Vice President of Stephens
                                               Sports Management Inc.; and
                                               President of Investors Brokerage
                                               Insurance Inc.

Lee T. Kranefuss, 40**     Trustee, since      Chief Executive Officer of the
Barclays Global Investors  November 16, 2001.  Individual Investor Business of
45 Fremont Street                              Barclays Global Investors, N.A.;
San Francisco, CA 94105                        The Boston Consulting Group
                                               (until 1997)


--------------------------------------------------------------------------------

                             Disinterested Trustees
--------------------------------------------------------------------------------


                          Position(s), Length  Principal Occupations During Past
   Name, Address and Age    of Time Served        5 Years, Directorships Held
--------------------------------------------------------------------------------

Mary G.F. Bitterman, 57    Trustee, since      President and Chief Executive
                           November 16, 2001   Officer of the James Irvine
                                               Foundation; President and Chief
                                               Executive Officer of KQED, Inc.;
                                               Director of Pacific Century
                                               Financial Corporation/Bank of
                                               Hawaii.

Jack S. Euphrat, 79        Trustee, since      Private Investor.
                           October 20, 1993

W. Rodney Hughes, 75       Trustee, since      Private Investor.
                           October 20, 1993

Richard K. Lyons, 41       Trustee, since      Professor, University of
                           November 16, 2001   California, Berkeley: Haas School
                                               of Business; Member, Council of
                                               Foreign Relations; Director of
                                               Matthews International Funds;
                                               Trustee of iShares Trust;
                                               Director of iShares, Inc.

Leo Soong, 55              Trustee, since      Managing Director of C.G. Roxane
                           February 9, 2000    LLC; Managing Director of Crystal
                                               Geyser Roxane Water Co.;
                                               Co-Founder and President of
                                               Crystal Geyser Water Co.

--------------------------------------------------------------------------------

  * R. Greg Feltus is deemed to be an "interested person" because he serves as the Executive Vice President of Stephens Inc., the distributor and co-administrator of the Funds.
 ** Lee T. Kranefuss is deemed to be an "interest person" because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., the co-administrator of the Funds and the parent company of Bgfa, the investment advisor for MIP.

ASSET ALLOCATION MASTER PORTFOLIO
Schedule Of Investments
December 31, 2001


Security                               Shares        Value
--------------------------------------------------------------

COMMON STOCKS - 69.77%

ADVERTISING - 0.21%
--------------------------------------------------------------
Interpublic Group of Companies Inc.       8,695   $    256,850
Omnicom Group Inc.                        4,114        367,586
TMP Worldwide Inc./(1)/                   2,505        107,464
--------------------------------------------------------------
                                                       731,900
--------------------------------------------------------------

AEROSPACE / DEFENSE - 0.86%
--------------------------------------------------------------
Boeing Co.                               19,732        765,207
General Dynamics Corp.                    4,632        368,892
Goodrich (B.F.) Co.                       2,370         63,089
Lockheed Martin Corp.                    10,040        468,567
Northrop Grumman Corp.                    2,349        236,803
Raytheon Co.                              8,310        269,826
Rockwell Collins                          4,256         82,992
United Technologies Corp.                10,799        697,939
--------------------------------------------------------------
                                                     2,953,315
--------------------------------------------------------------

AIRLINES - 0.14%
--------------------------------------------------------------
AMR Corp./(1)/                            3,556         78,837
Delta Air Lines Inc.                      2,852         83,450
Southwest Airlines Co.                   17,544        324,213
U.S. Airways Group Inc./(1)/              1,580         10,017
--------------------------------------------------------------
                                                       496,517
--------------------------------------------------------------

APPAREL - 0.19%
--------------------------------------------------------------
Jones Apparel Group Inc./(1)/             2,781         92,246
Liz Claiborne Inc.                        1,214         60,396
Nike Inc. "B"                             6,287        353,581
Reebok International Ltd./(1)/            1,304         34,556
VF Corp.                                  2,632        102,674
--------------------------------------------------------------
                                                       643,453
--------------------------------------------------------------

AUTO MANUFACTURERS - 0.42%
--------------------------------------------------------------
Ford Motor Company                       42,139        662,425
General Motors Corp. "A"                 12,628        613,721
Navistar International Corp.              1,362         53,799
PACCAR Inc.                               1,747        114,638
--------------------------------------------------------------
                                                     1,444,583
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.14%
--------------------------------------------------------------
Cooper Tire & Rubber Co.                  1,717         27,403
Dana Corp.                                3,425         47,539
Delphi Automotive Systems Corp.          12,905        176,282
Goodyear Tire & Rubber Co.                3,666         87,287
TRW Inc.                                  2,902        107,490
Visteon Corp.                             3,074         46,233
--------------------------------------------------------------
                                                       492,234
--------------------------------------------------------------

Banks - 4.70%
--------------------------------------------------------------
AmSouth Bancorp                           8,545        161,500
Bank of America Corp.                    36,407      2,291,821
Bank of New York Co. Inc.                16,972        692,458
Bank One Corp.                           26,843      1,048,219
BB&T Corp.                                9,819        354,564
Charter One Financial Inc.                5,038        136,782
Comerica Inc.                             4,122        236,191
Fifth Third Bancorp                      13,285        818,090
FleetBoston Financial Corp.              24,478        893,447
Golden West Financial Corp.               3,671        216,038
Huntington Bancshares Inc.                5,817         99,994
JP Morgan Chase & Co.                    45,692      1,660,904
KeyCorp                                   9,826        239,165
Mellon Financial Corp.                   11,044        415,475
National City Corp.                      13,830        404,389
Northern Trust Corp.                      5,092        306,640
PNC Financial Services Group              6,686        375,753
Regions Financial Corp.                   5,222        156,869
SouthTrust Corp.                          7,813        192,747
State Street Corp.                        7,532        393,547
SunTrust Banks Inc.                       6,729        421,889
Synovus Financial Corp.                   6,668        167,033
U.S. Bancorp                             43,848        917,739
Union Planters Corp.                      3,122        140,896
Wachovia Corp.                           31,827        998,095
Washington Mutual Inc.                   20,171        659,592
Wells Fargo & Company                    39,342      1,709,410
Zions Bancorp                             1,835         96,484
--------------------------------------------------------------
                                                    16,205,731
--------------------------------------------------------------

BEVERAGES - 1.77%
--------------------------------------------------------------
Anheuser-Busch Companies Inc.            20,714        936,480
Brown-Forman Corp. "B"                    1,625        101,725
Coca-Cola Co.                            57,293      2,701,365
Coca-Cola Enterprises Inc.                9,967        188,775
Coors (Adolf) Company "B"                   859         45,871
Pepsi Bottling Group Inc.                 6,552        153,972
PepsiCo Inc.                             40,532      1,973,503
--------------------------------------------------------------
                                                     6,101,691
--------------------------------------------------------------

BIOTECHNOLOGY - 0.68%
--------------------------------------------------------------
Amgen Inc./(1)/                          23,989      1,353,939
Biogen Inc./(1)/                          3,391        194,474
Chiron Corp./(1)/                         4,349        190,660
Genzyme Corp. - General Division/(1)/     4,775        285,831
Immunex Corp./(1)/                       11,725        324,900
--------------------------------------------------------------
                                                     2,349,804
--------------------------------------------------------------

BUILDING MATERIALS - 0.11%
--------------------------------------------------------------
Masco Corp.                              10,651        260,949
Vulcan Materials Co.                      2,362        113,234
--------------------------------------------------------------
                                                       374,183
--------------------------------------------------------------

CHEMICALS - 0.87%
--------------------------------------------------------------
Air Products & Chemicals Inc.             5,223        245,011
Ashland Inc.                              1,565         72,115
Dow Chemical Co.                         20,676        698,435
Du Pont (E.I.) de Nemours                23,974      1,019,135
Eastman Chemical Co.                      1,752         68,363
Engelhard Corp.                           3,034         83,981
Great Lakes Chemical Corp.                1,175         28,529
Hercules Inc./(1)/                        2,539         25,390
PPG Industries Inc.                       3,851        199,174

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001


Security                               Shares        Value
--------------------------------------------------------------

CHEMICALS (Continued)
--------------------------------------------------------------
Praxair Inc.                              3,676   $    203,099
Rohm & Haas Co. "A"                       5,079        175,886
Sherwin-Williams Co.                      3,632         99,880
Sigma-Aldrich Corp.                       1,749         68,928
--------------------------------------------------------------
                                                     2,987,926
--------------------------------------------------------------

COMMERCIAL SERVICES - 0.67%
--------------------------------------------------------------
Block (H & R) Inc.                        4,210        188,187
Cendant Corp./(1)/                       21,426        420,164
Concord EFS Inc./(1)/                    11,096        363,727
Convergys Corp./(1)/                      3,946        147,936
Deluxe Corp.                              1,622         67,443
Donnelley (R.R.) & Sons Co.               2,733         81,143
Ecolab Inc.                               3,001        120,790
Equifax Inc.                              3,308         79,888
McKesson HBOC Inc.                        6,561        245,381
Moody's Corp.                             3,686        146,924
Paychex Inc.                              8,565        300,118
Quintiles Transnational Corp./(1)/        2,703         43,464
Robert Half International Inc./(1)/       4,052        108,188
--------------------------------------------------------------
                                                     2,313,353
--------------------------------------------------------------

COMPUTERS - 4.22%
--------------------------------------------------------------
Apple Computer Inc./(1)/                  8,085        177,061
Cisco Systems Inc./(1)/                 168,490      3,051,354
Compaq Computer Corp.                    38,937        380,025
Computer Sciences Corp./(1)/              3,853        188,720
Dell Computer Corp./(1)/                 59,851      1,626,750
Electronic Data Systems Corp.            10,765        737,941
EMC Corp./(1)/                           50,825        683,088
Gateway Inc./(1)/                         7,520         60,461
Hewlett-Packard Co.                      44,717        918,487
International Business Machines
  Corp.                                  39,712      4,803,564
Lexmark International Group
  Inc. "A"/(1)/                           2,994        176,646
NCR Corp./(1)/                            2,231         82,235
Network Appliance Inc./(1)/               7,584        165,862
Palm Inc./(1)/                           13,314         51,658
Sapient Corp./(1)/                        2,851         22,010
Sun Microsystems Inc./(1)/               75,002        925,525
Unisys Corp./(1)/                         7,364         92,345
Veritas Software Corp./(1)/               9,197        412,210
--------------------------------------------------------------
                                                    14,555,942
--------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.46%
--------------------------------------------------------------
Alberto-Culver Co. "B"                    1,285         57,491
Avon Products Inc.                        5,450        253,425
Colgate-Palmolive Co.                    12,951        747,920
Gillette Co.                             24,313        812,054
International Flavors & Fragrances
  Inc.                                    2,224         66,075
Kimberly-Clark Corp.                     12,218        730,636
Procter & Gamble Co.                     29,789      2,357,204
--------------------------------------------------------------
                                                     5,024,805
--------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.21%
--------------------------------------------------------------
Costco Wholesale Corp./(1)/              10,376   $    460,487
Genuine Parts Co.                         3,969        145,662
Grainger (W.W.) Inc.                      2,178        104,544
--------------------------------------------------------------
                                                       710,693
--------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 4.58%
--------------------------------------------------------------
American Express Co.                     30,504      1,088,688
Bear Stearns Companies Inc.               2,435        142,788
Capital One Financial Corp.               4,682        252,594
Citigroup Inc.                          117,962      5,954,722
Countrywide Credit Industries Inc.        2,721        111,479
Fannie Mae                               22,991      1,827,784
Franklin Resources Inc.                   6,156        217,122
Freddie Mac                              15,930      1,041,822
Household International Inc.             10,715        620,827
Lehman Brothers Holdings Inc.             5,669        378,689
MBNA Corp.                               19,590        689,568
Merrill Lynch & Co. Inc.                 19,295      1,005,655
Morgan Stanley Dean Witter & Co.         25,475      1,425,071
Providian Financial Corp.                 6,664         23,657
Schwab (Charles) Corp.                   31,922        493,833
Stilwell Financial Inc.                   5,060        137,733
T Rowe Price Group Inc.                   2,816         97,800
USA Education Inc.                        3,709        311,630
--------------------------------------------------------------
                                                    15,821,462
--------------------------------------------------------------

ELECTRIC - 1.73%
--------------------------------------------------------------
AES Corp./(1)/                           12,308        201,236
Allegheny Energy Inc.                     2,894        104,821
Ameren Corp.                              3,197        135,233
American Electric Power Inc.              7,447        324,168
Calpine Corp./(1)/                        6,884        115,582
Cinergy Corp.                             3,702        123,758
CMS Energy Corp.                          3,056         73,436
Consolidated Edison Inc.                  4,928        198,894
Constellation Energy Group Inc.           3,844        102,058
Dominion Resources Inc.                   5,696        342,330
DTE Energy Co.                            3,769        158,072
Duke Energy Corp.                        17,816        699,456
Edison International/(1)/                 7,512        113,431
Entergy Corp.                             5,047        197,388
Exelon Corp.                              7,436        356,036
FirstEnergy Corp.                         7,072        247,379
FPL Group Inc.                            4,104        231,466
Mirant Corp./(1)/                         7,886        126,334
Niagara Mohawk Holdings Inc./(1)/         3,738         66,275
NiSource Inc.                             4,823        111,218
PG&E Corp./(1)/                           8,953        172,256
Pinnacle West Capital Corp.               1,924         80,519
PPL Corp.                                 3,402        118,560
Progress Energy Inc.                      5,044        227,131
Public Service Enterprise Group Inc.      4,802        202,596
Reliant Energy Inc.                       6,902        183,041
Southern Co.                             15,809        400,758
TECO Energy Inc.                          2,600         68,224
TXU Corporation                           5,968        281,391
Xcel Energy Inc.                          7,925        219,840
--------------------------------------------------------------
                                                     5,982,887
--------------------------------------------------------------

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                                 Shares          Value
--------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.23%
--------------------------------------------------------------
American Power Conversion Corp./(1)/      4,525   $     65,431
Emerson Electric Co.                      9,827        561,122
Molex Inc.                                4,468        138,285
Power-One Inc./(1)/                       1,874         19,508
--------------------------------------------------------------
                                                       784,346
--------------------------------------------------------------

ELECTRONICS - 0.52%
--------------------------------------------------------------
Agilent Technologies Inc./(1)/           10,583        301,721
Applera Corp. - Applied Biosystems
  Group                                   4,904        192,580
Jabil Circuit Inc./(1)/                   4,415        100,309
Johnson Controls Inc.                     2,049        165,457
Millipore Corp.                           1,120         67,984
Parker Hannifin Corp.                     2,667        122,442
PerkinElmer Inc.                          2,397         83,943
Sanmina Corp./(1)/                       10,999        218,880
Solectron Corp./(1)/                     17,086        192,730
Symbol Technologies Inc.                  5,222         82,925
Tektronix Inc./(1)/                       2,216         57,128
Thermo Electron Corp./(1)/                4,157         99,186
Thomas & Betts Corp.                      1,332         28,172
Waters Corp./(1)/                         2,400         93,000
--------------------------------------------------------------
                                                     1,806,457
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
--------------------------------------------------------------
Fluor Corp.                               1,725         64,515
--------------------------------------------------------------
                                                        64,515
--------------------------------------------------------------

ENTERTAINMENT - 0.03%
--------------------------------------------------------------
International Game Technology Inc./(1)/   1,723        117,681
--------------------------------------------------------------
                                                       117,681
--------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.15%
--------------------------------------------------------------
Allied Waste Industries Inc./(1)/         4,604         64,732
Waste Management Inc.                    14,385        459,025
--------------------------------------------------------------
                                                       523,757
--------------------------------------------------------------

FOOD - 1.50%
--------------------------------------------------------------
Albertson's Inc.                          9,377        295,282
Archer-Daniels-Midland Co.               15,322        219,871
Campbell Soup Co.                         9,462        282,630
ConAgra Foods Inc.                       12,380        294,273
General Mills Inc.                        7,984        415,248
Heinz (H.J.) Co.                          7,996        328,796
Hershey Foods Corp.                       3,190        215,963
Kellogg Co.                               9,399        282,910
Kroger Co./(1)/                          18,726        390,812
Safeway Inc./(1)/                        11,611        484,759
Sara Lee Corp.                           18,109        402,563
SUPERVALU Inc.                            3,111         68,815
Sysco Corp.                              15,544        407,564
Unilever NV - NY Shares                  13,144        757,226
Winn-Dixie Stores Inc.                    3,295         46,954
Wrigley (William Jr.) Co.                 5,206        267,432
--------------------------------------------------------------
                                                     5,161,098
--------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.37%
--------------------------------------------------------------
Boise Cascade Corp.                       1,316   $     44,757
Georgia-Pacific Corp.                     5,173        142,827
International Paper Co.                  11,136        449,338
Louisiana-Pacific Corp.                   2,543         21,463
Mead Corp.                                2,297         70,954
Temple-Inland Inc.                        1,141         64,729
Westvaco Corp.                            2,346         66,744
Weyerhaeuser Co.                          4,961        268,291
Willamette Industries Inc.                2,585        134,730
--------------------------------------------------------------
                                                     1,263,833
--------------------------------------------------------------

GAS - 0.09%
--------------------------------------------------------------
KeySpan Corp.                             3,135        108,628
NICOR Inc.                                1,110         46,220
Peoples Energy Corp.                        812         30,799
Sempra Energy                             4,724        115,974
--------------------------------------------------------------
                                                       301,621
--------------------------------------------------------------

HAND / MACHINE TOOLS - 0.06%
--------------------------------------------------------------
Black & Decker Corp.                      1,883         71,046
Snap-On Inc.                              1,348         45,374
Stanley Works (The)                       1,965         91,510
--------------------------------------------------------------
                                                       207,930
--------------------------------------------------------------

HEALTH CARE - 2.89%
--------------------------------------------------------------
Aetna Inc.                                3,347        110,418
Bard (C.R.) Inc.                          1,143         73,724
Bausch & Lomb Inc.                        1,208         45,493
Baxter International Inc.                13,690        734,195
Becton Dickinson & Co.                    5,905        195,751
Biomet Inc.                               6,235        192,662
Boston Scientific Corp./(1)/              9,257        223,279
Guidant Corp./(1)/                        7,126        354,875
HCA - The Healthcare Company             12,303        474,158
Health Management Associates
  Inc. "A"/(1)/                           4,600         84,640
Healthsouth Corp./(1)/                    9,000        133,380
Humana Inc./(1)/                          3,993         47,077
Johnson & Johnson                        70,167      4,146,870
Manor Care Inc./(1)/                      2,396         56,809
Medtronic Inc.                           27,853      1,426,352
St. Jude Medical Inc./(1)/                2,007        155,844
Stryker Corp.                             4,511        263,307
Tenet Healthcare Corp./(1)/               7,457        437,875
UnitedHealth Group Inc.                   7,281        515,276
Wellpoint Health Networks Inc./(1)/       1,465        171,185
Zimmer Holdings Inc./(1)/                 4,537        138,560
--------------------------------------------------------------
                                                     9,981,730
--------------------------------------------------------------

HOME BUILDERS - 0.05%
--------------------------------------------------------------
Centex Corp.                              1,350         77,072
KB HOME                                   1,058         42,426
Pulte Corp.                                 975         43,553
--------------------------------------------------------------
                                                       163,051
--------------------------------------------------------------

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments (Continued)
DECEMBER 31, 2001


Security                                 Shares          Value
--------------------------------------------------------------

HOME FURNISHINGS - 0.08%
--------------------------------------------------------------
Leggett & Platt Inc.                      4,574   $    105,202
Maytag Corp.                              1,764         54,737
Whirlpool Corp.                           1,496        109,702
--------------------------------------------------------------
                                                       269,641
--------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.21%
--------------------------------------------------------------
American Greetings Corp. "A"              1,505         20,739
Avery Dennison Corp.                      2,550        144,152
Clorox Co.                                5,474        216,497
Fortune Brands Inc.                       3,485        137,971
Newell Rubbermaid Inc.                    6,192        170,713
Tupperware Corp.                          1,323         25,468
--------------------------------------------------------------
                                                       715,540
--------------------------------------------------------------

INSURANCE - 3.10%
--------------------------------------------------------------
AFLAC Inc.                               12,164        298,748
Allstate Corp.                           16,699        562,756
Ambac Financial Group Inc.                2,481        143,551
American International Group Inc.        60,229      4,782,183
AON Corp.                                 6,088        216,246
Chubb Corp.                               4,037        278,553
CIGNA Corp.                               3,499        324,182
Cincinnati Financial Corp.                3,753        143,177
Conseco Inc./(1)/                         7,707         34,373
Hancock (John) Financial Services
  Inc.                                    6,803        280,964
Hartford Financial Services Group
  Inc.                                    5,454        342,675
Jefferson-Pilot Corp.                     3,472        160,649
Lincoln National Corp.                    4,360        211,765
Loews Corp.                               4,577        253,474
Marsh & McLennan Companies Inc.           6,302        677,150
MBIA Inc.                                 3,467        185,935
MetLife Inc.                             17,223        545,625
MGIC Investment Corp.                     2,506        154,670
Progressive Corporation                   1,650        246,345
SAFECO Corp.                              2,994         93,263
St. Paul Companies Inc.                   4,969        218,487
Torchmark Corp.                           2,890        113,664
UnumProvident Corp.                       5,548        147,077
XL Capital Ltd. "A"                       2,923        267,045
--------------------------------------------------------------
                                                    10,682,557
--------------------------------------------------------------

IRON / STEEL - 0.05%
--------------------------------------------------------------
Allegheny Technologies Inc.               1,877         31,440
Nucor Corp.                               1,765         93,474
USX-U.S. Steel Group Inc.                 2,133         38,629
--------------------------------------------------------------
                                                       163,543
--------------------------------------------------------------

LEISURE TIME - 0.27%
--------------------------------------------------------------
Brunswick Corp.                           2,095         45,587
Carnival Corp. "A"                       13,532        379,979
Harley-Davidson Inc.                      6,935        376,640
Sabre Holdings Corp./(1)/                 3,036        128,575
--------------------------------------------------------------
                                                       930,781
--------------------------------------------------------------

LODGING - 0.16%
--------------------------------------------------------------
Harrah's Entertainment Inc./(1)/          2,695   $     99,742
Hilton Hotels Corp.                       8,611         94,032
Marriott International Inc. "A"           5,675        230,689
Starwood Hotels & Resorts
  Worldwide Inc.                          4,542        135,579
--------------------------------------------------------------
                                                       560,042
--------------------------------------------------------------

MACHINERY - 0.32%
--------------------------------------------------------------
Caterpillar Inc.                          7,892        412,357
Cummins Engine Company Inc.                 982         37,846
Deere & Co.                               5,444        237,685
Dover Corp.                               4,700        174,229
Ingersoll-Rand Co.                        3,868        161,721
McDermott International Inc./(1)/         1,471         18,049
Rockwell International Corp.              4,256         76,012
--------------------------------------------------------------
                                                     1,117,899
--------------------------------------------------------------

MANUFACTURERS - 4.33%
--------------------------------------------------------------
Cooper Industries Inc.                    2,151         75,113
Crane Co.                                 1,402         35,947
Danaher Corp.                             3,325        200,531
Eastman Kodak Co.                         6,739        198,329
Eaton Corp.                               1,540        114,591
General Electric Co.                    228,562      9,160,765
Honeywell International Inc.             18,641        630,439
Illinois Tool Works Inc.                  6,994        473,634
ITT Industries Inc.                       2,006        101,303
Minnesota Mining & Manufacturing
  Co.                                     9,095      1,075,120
Pall Corp.                                2,814         67,705
Textron Inc.                              3,267        135,450
Tyco International Ltd.                  45,553      2,683,072
--------------------------------------------------------------
                                                    14,951,999
--------------------------------------------------------------

MEDIA - 2.64%
--------------------------------------------------------------
AOL Time Warner Inc./(1)/               101,936      3,272,146
Clear Channel Communications Inc./(1)/   13,529        688,761
Comcast Corp. "A"/(1)/                   21,729        782,244
Dow Jones & Co. Inc.                      1,995        109,186
Gannett Co. Inc.                          6,089        409,363
Knight Ridder Inc.                        1,719        111,615
McGraw-Hill Companies Inc.                4,545        277,154
Meredith Corp.                            1,138         40,570
New York Times Co. "A"                    3,714        160,631
Tribune Co.                               6,853        256,508
Univision Communications Inc./(1)/        4,792        193,884
Viacom Inc. "B"/(1)/                     40,945      1,807,722
Walt Disney Co. (The)                    47,706        988,468
--------------------------------------------------------------
                                                     9,098,252
--------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.01%
--------------------------------------------------------------
Worthington Industries Inc.               2,048         29,082
--------------------------------------------------------------
                                                        29,082
--------------------------------------------------------------

MINING - 0.44%
--------------------------------------------------------------
Alcan Aluminum Ltd.                       7,399        265,846

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                               Shares        Value
--------------------------------------------------------------
MINING (Continued)
--------------------------------------------------------------
Alcoa Inc.                               19,882   $    706,805
Barrick Gold Corp.                       12,438        198,386
Freeport-McMoRan Copper & Gold
  Inc./(1)/                               3,390         45,392
Inco Ltd./(1)/                            4,212         71,351
Newmont Mining Corp.                      4,488         85,766
Phelps Dodge Corp.                        1,805         58,482
Placer Dome Inc.                          7,634         83,287
--------------------------------------------------------------
                                                     1,515,315
--------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT - 0.11%
--------------------------------------------------------------
Pitney Bowes Inc.                         5,677        213,512
Xerox Corp.                              15,911        165,793
--------------------------------------------------------------
                                                       379,305
--------------------------------------------------------------
OIL & GAS PRODUCERS - 4.13%
--------------------------------------------------------------
Amerada Hess Corp.                        2,063        128,938
Anadarko Petroleum Corp.                  5,743        326,490
Apache Corp.                              3,127        155,990
Burlington Resources Inc.                 4,930        185,072
ChevronTexaco Corp.                      24,529      2,198,044
Conoco Inc.                              14,414        407,916
Devon Energy Corp.                        2,990        115,564
EOG Resources Inc.                        2,694        105,362
Exxon Mobil Corp.                       157,791      6,201,186
Kerr-McGee Corp.                          2,186        119,793
Kinder Morgan Inc.                        2,663        148,302
Nabors Industries Inc./(1)/               3,419        117,374
Noble Drilling Corp./(1)/                 3,078        104,775
Occidental Petroleum Corp.                8,534        226,407
Phillips Petroleum Co.                    8,743        526,853
Rowan Companies Inc./(1)/                 2,179         42,207
Royal Dutch Petroleum Co. - NY
  Shares                                 49,184      2,411,000
Sunoco Inc.                               1,984         74,083
Transocean Sedco Forex Inc.               7,361        248,949
Unocal Corp.                              5,627        202,966
USX-Marathon Group Inc.                   7,077        212,310
--------------------------------------------------------------
                                                    14,259,581
--------------------------------------------------------------

OIL & GAS SERVICES - 0.33%
--------------------------------------------------------------
Baker Hughes Inc.                         7,786        283,955
Halliburton Co.                           9,930        130,083
Schlumberger Ltd.                        13,201        725,395
--------------------------------------------------------------
                                                     1,139,433
--------------------------------------------------------------

PACKAGING & CONTAINERS - 0.07%
--------------------------------------------------------------
Ball Corp.                                  647         45,743
Bemis Co.                                 1,233         60,639
Pactiv Corp./(1)/                         3,669         65,125
Sealed Air Corp./(1)/                     1,893         77,272
--------------------------------------------------------------
                                                       248,779
--------------------------------------------------------------

PHARMACEUTICALS - 6.20%
--------------------------------------------------------------
Abbott Laboratories                      35,697      1,990,108
Allergan Inc.                             3,002        225,300
American Home Products Corp.             30,210      1,853,686
AmerisourceBergen Corp.                   2,101        133,519
Bristol-Myers Squibb Co.                 44,778      2,283,678
Cardinal Health Inc.                     10,229        661,407
Forest Laboratories Inc. "A"/(1)/         4,058        332,553
King Pharmaceuticals Inc./(1)/            5,229        220,298
Lilly (Eli) and Company                  25,893      2,033,636
MedImmune Inc./(1)/                       4,948        229,340
Merck & Co. Inc.                         52,597      3,092,704
Pfizer Inc.                             144,964      5,776,815
Pharmacia Corporation                    29,977      1,278,519
Schering-Plough Corp.                    33,705      1,206,976
Watson Pharmaceuticals Inc./(1)/          2,497         78,381
--------------------------------------------------------------
                                                    21,396,920
--------------------------------------------------------------

PIPELINES - 0.29%
--------------------------------------------------------------
Dynegy Inc. "A"                           7,544        192,372
El Paso Corp.                            11,745        523,944
Williams Companies Inc.                  11,535        294,373
--------------------------------------------------------------
                                                     1,010,689
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.12%
--------------------------------------------------------------
Equity Office Properties Trust            8,900        267,712
Equity Residential Properties Trust       5,400        155,034
--------------------------------------------------------------
                                                       422,746
--------------------------------------------------------------

RETAIL - 4.88%
--------------------------------------------------------------
AutoZone Inc./(1)/                        2,598        186,536
Bed Bath & Beyond Inc./(1)/               6,638        225,028
Best Buy Co. Inc./(1)/                    4,804        357,802
Big Lots Inc.                             2,646         27,518
Circuit City Stores Inc.                  4,819        125,053
CVS Corp.                                 9,078        268,709
Darden Restaurants Inc.                   2,740         96,996
Dillards Inc. "A"                         2,055         32,880
Dollar General Corp.                      7,685        114,507
Family Dollar Stores Inc.                 3,950        118,421
Federated Department Stores Inc./(1)/     4,538        185,604
Gap Inc. (The)                           19,853        276,751
Home Depot Inc.                          53,743      2,741,430
Kmart Corp./(1)/                         11,386         62,168
Kohls Corp./(1)/                          7,664        539,852
Limited Inc.                              9,897        145,684
Lowe's Companies Inc.                    17,732        822,942
May Department Stores Co.                 6,903        255,273
McDonald's Corp.                         29,737        787,138
Nordstrom Inc.                            3,098         62,673
Office Depot Inc./(1)/                    6,850        126,999
Penney (J.C.) Company Inc.                6,098        164,036
RadioShack Corp.                          4,273        128,617
Sears, Roebuck and Co.                    7,554        359,873
Staples Inc./(1)/                        10,524        196,799
Starbucks Corp./(1)/                      8,783        167,316
Target Corp.                             20,727        850,843
Tiffany & Co.                             3,415        107,470
TJX Companies Inc.                        6,476        258,133
Toys R Us Inc./(1)/                       4,562         94,616
Tricon Global Restaurants Inc./(1)/       3,438        169,150

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                               Shares        Value
--------------------------------------------------------------
RETAIL (Continued)
--------------------------------------------------------------
Walgreen Co.                             23,481   $    790,370
Wal-Mart Stores Inc.                    102,765      5,914,126
Wendy's International Inc.                2,607         76,046
--------------------------------------------------------------
                                                    16,837,359
--------------------------------------------------------------

SEMICONDUCTORS - 3.00%
--------------------------------------------------------------
Advanced Micro Devices Inc./(1)/          7,957        126,198
Altera Corp./(1)/                         8,902        188,900
Analog Devices Inc./(1)/                  8,311        368,925
Applied Materials Inc./(1)/              18,726        750,913
Applied Micro Circuits Corp./(1)/         6,942         78,583
Broadcom Corp. "A"/(1)/                   5,766        236,291
Conexant Systems Inc./(1)/                5,711         82,010
Intel Corp.                             154,772      4,867,579
KLA-Tencor Corp./(1)/                     4,289        212,563
Linear Technology Corp.                   7,352        287,022
LSI Logic Corp./(1)/                      8,381        132,252
Maxim Integrated Products Inc./(1)/       7,548        396,345
Micron Technology Inc./(1)/              13,750        426,250
National Semiconductor Corp./(1)/         4,039        124,361
Novellus Systems Inc./(1)/                3,334        131,526
NVIDIA Corp./(1)/                         3,039        203,309
PMC - Sierra Inc./(1)/                    3,212         68,287
QLogic Corp./(1)/                         2,091         93,070
Teradyne Inc./(1)/                        4,000        120,560
Texas Instruments Inc.                   39,963      1,118,964
Vitesse Semiconductor Corp./(1)/          4,315         53,765
Xilinx Inc./(1)/                          7,632        298,030
--------------------------------------------------------------
                                                    10,365,703
--------------------------------------------------------------
SOFTWARE - 4.05%
--------------------------------------------------------------
Adobe Systems Inc.                        5,559        172,607
Autodesk Inc.                             1,219         45,432
Automatic Data Processing Inc.           14,415        849,044
BMC Software Inc./(1)/                    5,698         93,276
Citrix Systems Inc./(1)/                  4,277         96,917
Computer Associates International
  Inc.                                   13,252        457,061
Compuware Corp./(1)/                      8,518        100,427
First Data Corp.                          9,022        707,776
Fiserv Inc./(1)/                          4,301        182,018
IMS Health Inc.                           6,814        132,941
Intuit Inc./(1)/                          4,807        205,547
Mercury Interactive Corp./(1)/            1,890         64,222
Microsoft Corp./(1)/                    123,898      8,208,243
Novell Inc./(1)/                          7,884         36,188
Oracle Corp./(1)/                       129,036      1,781,987
Parametric Technology Corp./(1)/          6,204         48,453
PeopleSoft Inc./(1)/                      6,751        271,390
Siebel Systems Inc./(1)/                 10,273        287,439
Yahoo! Inc./(1)/                         13,065        231,773
--------------------------------------------------------------
                                                    13,972,741
--------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 1.03%
--------------------------------------------------------------
ADC Telecommunications Inc./(1)/         18,158         83,527
Andrew Corp./(1)/                         1,920         42,029
Avaya Inc./(1)/                           6,561         79,716
Ciena Corp./(1)/                          6,521   $     93,316
Comverse Technology Inc./(1)/             3,947         88,294
JDS Uniphase Corp./(1)/                  30,401        265,401
Lucent Technologies Inc.                 78,517        493,872
Motorola Inc.                            50,549        759,246
Nortel Networks Corp.                    73,412        550,590
QUALCOMM Inc./(1)/                       17,460        881,730
Scientific-Atlanta Inc.                   3,815         91,331
Tellabs Inc./(1)/                         9,453        142,079
--------------------------------------------------------------
                                                     3,571,131
--------------------------------------------------------------

TELECOMMUNICATIONS - 1.54%
--------------------------------------------------------------
AT&T Wireless Services Inc./(1)/         58,257        837,153
Citizen Communications Co./(1)/           6,387         68,085
Corning Inc.                             21,521        191,967
Nextel Communications Inc. "A"/(1)/      17,713        194,134
Qwest Communications International
  Inc.                                   38,290        541,038
Sprint Corp. (PCS Group)/(1)/            21,754        531,015
Verizon Communications Inc.              62,283      2,955,951
--------------------------------------------------------------
                                                     5,319,343
--------------------------------------------------------------

TELEPHONE - 2.33%
--------------------------------------------------------------
Alltel Corp.                              7,259        448,098
AT&T Corp.                               80,115      1,453,286
BellSouth Corp.                          43,193      1,647,813
CenturyTel Inc.                           3,290        107,912
SBC Communications Inc.                  77,476      3,034,735
Sprint Corp. (FON Group)                 20,406        409,752
WorldCom Inc./(1)/                       66,507        936,419
--------------------------------------------------------------
                                                     8,038,015
--------------------------------------------------------------

TEXTILES - 0.05%
--------------------------------------------------------------
Cintas Corp.                              3,860        186,785
--------------------------------------------------------------
                                                       186,785
--------------------------------------------------------------

TOBACCO - 0.71%
--------------------------------------------------------------
Philip Morris Companies Inc.             50,211      2,302,174
UST Inc.                                  3,822        133,770
--------------------------------------------------------------
                                                     2,435,944
--------------------------------------------------------------

TOYS/GAMES/HOBBIES - 0.07%
--------------------------------------------------------------
Hasbro Inc.                               3,963         64,320
Mattel Inc.                               9,968        171,450
--------------------------------------------------------------
                                                       235,770
--------------------------------------------------------------

TRANSPORTATION - 0.37%
--------------------------------------------------------------
Burlington Northern Santa Fe Corp.        9,055        258,339
CSX Corp.                                 4,916        172,306
FedEx Corp./(1)/                          7,034        364,924
Norfolk Southern Corp.                    8,939        163,852
Union Pacific Corp.                       5,685        324,045
--------------------------------------------------------------
                                                     1,283,466
--------------------------------------------------------------

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

                                       Shares or
Security                              Face amount         Value
---------------------------------------------------------------

TRUCKING & LEASING - 0.01%
---------------------------------------------------------------
Ryder System Inc.                           1,379  $     30,545
---------------------------------------------------------------
                                                         30,545
---------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $249,003,023)                                240,735,404
---------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 27.30%
---------------------------------------------------------------
U.S. Treasury Bonds
  5.25%,  11/15/28                    $ 3,460,000     3,240,778
  5.25%,  02/15/29                      2,960,000     2,779,046
  5.38%,  02/15/31                      3,853,000     3,798,819
  5.50%,  08/15/28                      2,160,000     2,092,753
  6.00%,  02/15/26                      4,242,000     4,371,911
  6.13%,  11/15/27                      6,563,000     6,903,711
  6.13%,  08/15/29                      3,560,000     3,778,328
  6.25%,  08/15/23                     13,591,000    14,387,351
  6.25%,  05/15/30                     11,730,000    12,706,429
  6.38%,  08/15/27                      5,450,000     5,906,012
  6.50%,  11/15/26                      2,960,000     3,247,443
  6.63%,  02/15/27                      2,800,000     3,120,141
  6.75%,  08/15/26                      3,940,000     4,448,197
  6.88%,  08/15/25                      3,870,000     4,415,430
  7.13%,  02/15/23                      4,440,000     5,169,998
  7.25%,  08/15/22                      1,400,000     1,647,625
  7.50%,  11/15/24                      4,460,000     5,434,929
  7.63%,  11/15/22                      2,325,000     2,845,763
  7.63%,  02/15/25                      3,150,000     3,892,096
---------------------------------------------------------------

TOTAL U.S. GOVERNMENT
OBLIGATIONS
(Cost: $90,480,459)                                  94,186,760
---------------------------------------------------------------

---------------------------------------------------------------

SHORT TERM INSTRUMENTS - 4.69%
---------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                $11,517,387  $ 11,517,387
Dreyfus Money Market Fund               2,224,541     2,224,541
Goldman Sachs Financial Square
  Prime Obligation Fund                   558,442       558,442
Providian Temp Cash Money Market
  Fund                                  1,472,917     1,472,917
U.S. Treasury Bill
  1.69%/(2)/, 03/28/02/(3)/               400,000       398,394
---------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $16,171,672)                                  16,171,681
---------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 101.76%
(Cost $355,655,154)                                 351,093,845
---------------------------------------------------------------

Other Assets, Less Liabilities - (1.76%)             (6,082,530)
---------------------------------------------------------------

NET ASSETS - 100.00%                               $345,011,315
---------------------------------------------------------------
---------------------------------------------------------------
/(1)/    Non-income earning securities.
/(2)/    Yield to Maturity.
/(3)/ This U.s. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.


The accompanying notes are an integral part of these financial statements.

BOND INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2001


Security                             Face Amount          Value
---------------------------------------------------------------

CORPORATE BONDS & NOTES - 39.65%

AEROSPACE / DEFENSE - 0.77%
---------------------------------------------------------------
Lockheed Martin Corp.
   8.20%,  12/01/09                  $ 1,500,000   $  1,687,842
Northrop Grumman Corp.
   7.13%,  02/15/11                      500,000        521,984
Raytheon Co.
   7.38%,  07/15/25                    1,000,000        931,244
United Technologies Corp.
   6.63%,  11/15/04                    1,000,000      1,064,485
---------------------------------------------------------------
                                                      4,205,555
---------------------------------------------------------------

AIRLINES - 0.24%
---------------------------------------------------------------
Continental Airlines Inc.
   6.65%,  09/15/17                      916,312        800,208
Delta Air Lines Inc.
   7.57%,  11/18/10                      500,000        494,674
---------------------------------------------------------------
                                                      1,294,882
---------------------------------------------------------------

AUTO MANUFACTURERS - 1.13%
---------------------------------------------------------------
DaimlerChrysler NA Holding Corp.
   7.40%,  01/20/05                    1,000,000      1,044,802
   7.75%,  01/18/11                      500,000        518,792
   8.50%,  01/18/31                      500,000        533,755
Ford Motor Company
   6.38%,  02/01/29                    1,000,000        802,540
   7.45%,  07/16/31                    1,500,000      1,374,282
General Motors Corp.
   6.25%,  05/01/05                    1,000,000      1,006,573
   6.75%,  05/01/28                    1,000,000        875,714
---------------------------------------------------------------
                                                      6,156,458
---------------------------------------------------------------

BANKS - 6.53%
---------------------------------------------------------------
ABN Amro Bank NV
   7.30%,  12/01/26                      500,000        494,570
Bank of America Corp.
   6.25%,  04/01/08                    1,000,000      1,020,076
Bank of New York Co. Inc.
   6.50%,  12/01/03                    1,000,000      1,054,777
Bank of Tokyo-Mitsubishi Ltd.
   8.40%,  04/15/10                    1,000,000      1,091,147
Bank One Corp.
   5.90%,  11/15/11                    1,000,000        965,025
   6.50%,  02/01/06                    1,000,000      1,045,072
   7.63%,  08/01/05                      500,000        540,302
BankBoston Corp.
   6.50%,  12/19/07                    1,022,000      1,051,974
Chase Manhattan Corp.
   5.75%,  04/15/04                    1,000,000      1,039,173
Credit Suisse First Boston
   5.88%,  08/01/06                    1,500,000      1,525,900
Deutsche Bank AG
   6.70%,  12/13/06                    1,000,000      1,049,615

BANKS (continued)
---------------------------------------------------------------
First Union Capital Corp.
   8.04%,  12/01/26                    1,000,000      1,007,196
First Union Corp.
   6.63%,  07/15/05                      500,000        527,608
International Bank of
  Reconstruction & Development
   4.75%,  04/30/04                    3,000,000      3,076,164
   6.38%,  07/21/05                    1,000,000      1,062,995
   7.00%,  01/27/05                    1,500,000      1,624,810
JP Morgan Chase & Co.
   6.75%,  02/01/11                    1,000,000      1,023,676
KeyCorp
   6.75%,  03/15/06                    1,500,000      1,552,114
KFW International Finance Inc.
   7.63%,  02/15/04                    3,500,000      3,776,290
   8.00%,  02/15/10                      250,000        285,486
Korea Development Bank
   7.13%,  04/22/04                    1,000,000      1,057,666
Mellon Capital II
   8.00%,  01/15/27                    1,000,000      1,041,370
National City Corp.
   7.20%,  05/15/05                      500,000        535,865
NationsBank Corp.
   7.75%,  08/15/15                    1,000,000      1,091,243
Republic New York Corp.
   7.75%,  05/15/09                    1,000,000      1,084,470
Santander Financial Issuances
   6.80%,  07/15/05                    1,000,000      1,046,355
Sanwa Bank Ltd.
   7.40%,  06/15/11                    1,000,000        932,829
SunTrust Banks Inc.
   6.38%,  04/01/11                      500,000        507,696
Swiss Bank Corp.
   7.38%,  07/15/15                    1,200,000      1,296,659
US Bank NA Minnesota
   6.38%,  08/01/11                    1,000,000      1,008,720
Wells Fargo Bank NA
   7.55%,  06/21/10                    1,000,000      1,094,588
---------------------------------------------------------------
                                                     35,511,431
---------------------------------------------------------------

BEVERAGES - 0.73%
---------------------------------------------------------------
Anheuser-Busch Companies Inc.
   9.00%,  12/01/09                    1,500,000      1,807,914
Coca-Cola Enterprises Inc.
   8.00%,  09/15/22                    1,000,000      1,148,077
Diageo PLC
   6.13%,  08/15/05                    1,000,000      1,032,942
---------------------------------------------------------------
                                                      3,988,933
---------------------------------------------------------------

CHEMICALS - 0.10%
---------------------------------------------------------------
Dow Chemical Co.
   8.63%,  04/01/06                      500,000        563,958
---------------------------------------------------------------
                                                        563,958
---------------------------------------------------------------

BOND INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001


Security                             Face Amount          Value
---------------------------------------------------------------

COMPUTERS - 0.57%
---------------------------------------------------------------
International Business Machines
  Corp.
   5.63%,  04/12/04                  $ 3,000,000   $  3,117,861
---------------------------------------------------------------
                                                      3,117,861
---------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.21%
---------------------------------------------------------------
Procter & Gamble Co.
   8.50%,  08/10/09                    1,000,000      1,168,287
---------------------------------------------------------------
                                                      1,168,287
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 8.19%
---------------------------------------------------------------
American General Finance Corp.
   5.88%,  07/14/06                    1,000,000      1,014,696
Associates Corp. NA
   6.88%,  11/15/08                    1,410,000      1,486,384
   6.95%,  11/01/18                    1,000,000      1,029,465
AXA Financial Inc.
   7.75%,  08/01/10                    1,000,000      1,086,416
Bear Stearns Companies Inc.
   6.75%,  04/15/03                    1,000,000      1,042,354
Boeing Capital Corp.
   5.65%,  05/15/06                    1,500,000      1,498,216
Capital One Bank
   6.88%,  02/01/06                    1,000,000        975,636
Citigroup Inc.
   7.88%,  05/15/25                    1,000,000      1,125,489
Countrywide Funding Corp.
   6.88%,  09/15/05                    1,000,000      1,047,074
Ford Motor Credit Co.
   7.25%,  10/25/11                    1,000,000        973,126
   7.50%,  03/15/05                    3,400,000      3,519,486
   7.88%,  06/15/10                    1,000,000      1,014,154
General Electric Capital Corp.
   6.50%,  12/10/07                    1,000,000      1,062,485
   6.80%,  11/01/05                    1,000,000      1,071,273
   7.25%,  05/03/04                    2,000,000      2,158,632
General Motors Acceptance Corp.
   6.13%,  09/15/06                      500,000        494,874
   6.75%,  01/15/06                    1,000,000      1,016,466
   6.88%,  09/15/11                    1,000,000        979,559
   7.13%,  05/01/03                    4,500,000      4,646,817
   7.25%,  03/02/11                      500,000        502,051
Goldman Sachs Group Inc.
   7.63%,  08/17/05                    1,000,000      1,082,140
Heller Financial Inc.
   6.40%,  01/15/03                    1,000,000      1,040,766
Household Finance Corp.
   6.00%,  05/01/04                    2,000,000      2,078,892
   6.50%,  01/24/06                    1,000,000      1,024,948
   8.00%,  07/15/10                    1,000,000      1,076,487
Lehman Brothers Inc.
   7.63%,  06/01/06                    2,500,000      2,689,300
Merrill Lynch & Co. Inc.
   6.00%,  02/17/09                    2,000,000      1,991,632
   6.38%,  10/15/08                    1,000,000      1,019,401
Morgan Stanley Dean Witter & Co.
   5.63%,  01/20/04                    1,000,000      1,035,107
   8.00%,  06/15/10                    1,000,000      1,099,491
National Rural Utilities
   6.00%,  05/15/06                      500,000        507,937
Norwest Financial Inc.
   5.38%,  09/30/03                    1,000,000      1,030,546
Washington Mutual Inc.
   7.50%,  08/15/06                    1,000,000      1,079,354
---------------------------------------------------------------
                                                     44,500,654
---------------------------------------------------------------

ELECTRIC - 2.99%
---------------------------------------------------------------
American Electric Power Inc.,
  Series A
   6.13%,  05/15/06                    1,000,000        989,919
Dominion Resources Inc.
   7.63%,  07/15/05                    1,000,000      1,066,165
   8.13%,  06/15/10                    1,000,000      1,101,840
Duke Energy Field Services Corp.
   7.50%,  08/16/05                    1,000,000      1,045,131
FirstEnergy Corp.
   5.50%,  11/15/06                    1,000,000        983,912
   7.38%,  11/15/31                      500,000        488,141
Houston Lighting & Power Co.
   6.50%,  04/21/03                    4,000,000      4,110,976
HQI Transelec Chilie SA
   7.88%,  04/15/11                      500,000        505,966
Korea Electric Power Corp.
   6.38%,  12/01/03                    1,000,000      1,035,260
Niagara Mohawk Power Corp.
   7.38%,  07/01/03                      756,098        786,508
   7.63%,  10/01/05                      529,268        559,851
Progress Energy Inc.
   7.75%,  03/01/31                      500,000        534,788
PSEG Power
   7.75%,  04/15/11                    1,000,000      1,047,966
Texas Utilities Co.
   6.38%,  01/01/08                    1,000,000        989,699
Wisconsin Energy Corp.
   5.88%,  04/01/06                    1,000,000      1,014,285
---------------------------------------------------------------
                                                     16,260,407
---------------------------------------------------------------

ELECTRONICS - 0.18%
---------------------------------------------------------------
Midwest Generation LLC
   8.56%,  01/02/16                    1,000,000        981,240
---------------------------------------------------------------
                                                        981,240
---------------------------------------------------------------

BOND INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001


Security                             Face Amount          Value
---------------------------------------------------------------

ENERGY & RELATED - 0.10%
---------------------------------------------------------------
MidAmerican Energy Holdings Co.
   8.48%,  09/15/28                  $   500,000   $    540,420
---------------------------------------------------------------
                                                        540,420
---------------------------------------------------------------

FOOD - 1.89%
---------------------------------------------------------------
Albertson's Inc.
   6.63%,  06/01/28                    1,000,000        924,650
Archer-Daniels-Midland Co.
   8.38%,  04/15/17                      500,000        596,762
ConAgra Foods Inc.
   6.00%,  09/15/06                      500,000        511,651
   7.40%,  09/15/04                    1,000,000      1,075,045
Delhaize America Inc.
   7.38%,  04/15/06                    1,000,000      1,060,145
Fred Meyer Inc.
   7.45%,  03/01/08                    1,000,000      1,074,008
Kellogg Co.
   6.60%,  04/01/11                    1,000,000      1,027,749
Kraft Foods Inc.
   5.63%,  11/01/11                    1,000,000        969,810
Kroger Co.
   7.00%,  05/01/18                    1,000,000        993,461
Safeway Inc.
   6.50%,  11/15/08                    1,000,000      1,027,796
Tyson Foods Inc.
   7.25%,  10/01/06                    1,000,000      1,037,006
---------------------------------------------------------------
                                                     10,298,083
---------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.58%
---------------------------------------------------------------
Abitibi-Consolidated Inc.
   8.55%,  08/01/10                    1,000,000      1,053,689
Georgia Pacific Corp.
   9.50%,  12/01/11                    1,000,000      1,069,838
International Paper Co.
   6.75%,  09/01/11                      500,000        505,594
Weyerhaeuser Co.
   6.00%,  08/01/06                      500,000        501,759
---------------------------------------------------------------
                                                      3,130,880
---------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.20%
---------------------------------------------------------------
Unilever Capital Corp.
   6.88%,  11/01/05                    1,000,000      1,067,031
---------------------------------------------------------------
                                                      1,067,031
---------------------------------------------------------------

INSURANCE - 0.39%
---------------------------------------------------------------
Allstate Corp.
   7.20%,  12/01/09                    1,000,000      1,058,791
Lion Connecticut Holdings Inc.
   7.13%,  08/15/06                    1,000,000      1,063,098
---------------------------------------------------------------
                                                      2,121,889
---------------------------------------------------------------

MACHINERY - CONSTRUCTION & MINING - 0.20%
---------------------------------------------------------------
Caterpillar Inc.
   7.25%,  09/15/09                  $ 1,000,000   $  1,087,241
---------------------------------------------------------------
                                                      1,087,241
---------------------------------------------------------------

MANUFACTURERS - 0.18%
---------------------------------------------------------------
Tyco International Group
   6.88%,  01/15/29                    1,000,000        959,333
---------------------------------------------------------------
                                                        959,333
---------------------------------------------------------------

MANUFACTURING - 0.11%
---------------------------------------------------------------
Norsk Hydro ASA
   6.36%,  01/15/09                      590,000        590,909
---------------------------------------------------------------
                                                        590,909
---------------------------------------------------------------

MEDIA - 2.48%
---------------------------------------------------------------
Comcast Cable Communications
   8.38%,  05/01/07                    2,000,000      2,205,194
TCI Communications Inc.
   7.12%,  02/15/28                      500,000        474,813
   8.75%,  08/01/15                    1,500,000      1,698,782
Time Warner Entertainment Co.
   8.38%,  03/15/23                    2,500,000      2,786,873
Viacom Inc.
   7.75%,  06/01/05                    3,500,000      3,773,935
Walt Disney Co. (The)
   5.13%,  12/15/03                    2,000,000      2,036,410
   6.75%,  03/30/06                      500,000        520,417
---------------------------------------------------------------
                                                     13,496,424
---------------------------------------------------------------

MINING - 0.20%
---------------------------------------------------------------
Alcoa Inc.
   7.38%,  08/01/10                    1,000,000      1,088,873
---------------------------------------------------------------
                                                      1,088,873
---------------------------------------------------------------

MULTI-NATIONAL - 0.84%
---------------------------------------------------------------
Asian Development Bank
   6.75%,  06/11/07                    1,000,000      1,073,612
Inter-American Development Bank
   7.00%,  06/16/03                    1,500,000      1,589,715
   7.38%,  01/15/10                    1,000,000      1,112,129
   8.40%,  09/01/09                      200,000        235,372
   8.50%,  03/15/11                      450,000        536,725
---------------------------------------------------------------
                                                      4,547,553
---------------------------------------------------------------

OIL & GAS PRODUCERS - 1.87%
---------------------------------------------------------------
Amerada Hess Corp.
   7.30%,  08/15/31                      500,000        503,532
Amoco Canada
   7.25%,  12/01/02                    1,000,000      1,043,510
Anadarko Finance Co.
   7.50%,  05/01/31                    1,000,000      1,042,166

BOND INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                             Face Amount          Value
---------------------------------------------------------------

OIL & GAS PRODUCERS (Continued)
---------------------------------------------------------------
Burlington Resource Finance
   5.60%,  12/01/06                  $ 1,000,000   $    983,108
Conoco Funding Co.
   6.35%,  10/15/11                      500,000        504,381
Conoco Inc.
   5.90%,  04/15/04                    1,000,000      1,038,546
Devon Financing Corp. ULC
   6.88%,  09/30/11                    1,000,000        977,788
Occidental Petroleum Corp.
   7.20%,  04/01/28                    1,000,000        985,088
Petroleos Mexicanos
   9.25%,  03/30/18                    1,000,000      1,035,000
   9.38%,  12/02/08                    1,000,000      1,080,000
Phillips 66 Capital Trust II
   8.00%,  01/15/37                    1,000,000        997,387
---------------------------------------------------------------
                                                     10,190,506
---------------------------------------------------------------

PHARMACEUTICALS - 0.47%
---------------------------------------------------------------
Abbott Laboratories
   5.13%,  07/01/04                    1,000,000      1,029,916
American Home Products Corp.
   6.25%,  03/15/06                      500,000        517,728
Bristol-Myers Squibb Co.
   5.75%,  10/01/11                    1,000,000        990,575
---------------------------------------------------------------
                                                      2,538,219
---------------------------------------------------------------

PIPELINES - 0.45%
---------------------------------------------------------------
Columbia Energy Group
   7.62%,  11/28/25                    1,000,000        937,619
Sonat Inc.
   7.63%,  07/15/11                    1,000,000      1,015,015
Williams Companies Inc.
   7.50%,  01/15/31                      500,000        487,106
---------------------------------------------------------------
                                                      2,439,740
---------------------------------------------------------------

PUBLISHING - 0.19%
---------------------------------------------------------------
News America Holdings Inc.
   7.60%,  10/11/15                    1,000,000      1,018,170
---------------------------------------------------------------
                                                      1,018,170
---------------------------------------------------------------

REAL ESTATE - 0.28%
---------------------------------------------------------------
EOP Operating LP
   6.38%,  02/15/03                    1,000,000      1,029,750
   7.00%,  07/15/11                      500,000        503,407
---------------------------------------------------------------
                                                      1,533,157
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.09%
---------------------------------------------------------------
AvalonBay Communities Inc.
   6.63%,  09/15/11                      500,000        490,969
---------------------------------------------------------------
                                                        490,969
---------------------------------------------------------------

RETAIL - 0.78%
---------------------------------------------------------------
Dayton Hudson
   6.65%,  08/01/28                  $ 1,000,000   $  1,002,004
Federated Department Stores Inc.
   6.63%,  04/01/11                    1,000,000        985,007
Wal-Mart Stores Inc.
   8.50%,  09/15/24                    2,000,000      2,233,826
---------------------------------------------------------------
                                                      4,220,837
---------------------------------------------------------------

TELECOMMUNICATIONS - 1.62%
---------------------------------------------------------------
AT&T Wireless Services Inc.
   7.88%,  03/01/11                    1,000,000      1,069,009
Bell Telephone Canada
   9.50%,  10/15/10                      250,000        289,866
British Telecom PLC
   8.13%,  12/15/10                    1,000,000      1,106,905
Cingular Wireless
   5.63%,  12/15/06                    1,000,000      1,008,330
Citizens Communications
   8.50%,  05/15/06                    1,000,000      1,069,350
Cox Communications Inc.
   7.50%,  08/15/04                    1,000,000      1,067,010
Qwest Corp.
   7.63%,  06/09/03                    1,000,000      1,022,496
Telus Corp.
   8.00%,  06/01/11                    1,000,000      1,061,172
Vodafone Group PLC
   7.75%,  02/15/10                    1,000,000      1,098,296
---------------------------------------------------------------
                                                      8,792,434
---------------------------------------------------------------

TELEPHONE - 3.86%
---------------------------------------------------------------
AT&T Corp.
   6.50%,  11/15/06                    2,000,000      2,033,212
   8.00%,  11/15/31                      500,000        523,284
British Telecom PLC
   7.88%,  12/15/05                      500,000        535,604
Deutsche Telekom International
  Finance AG
   8.00%,  06/15/10                    1,000,000      1,094,389
   8.25%,  06/15/30                    1,000,000      1,109,876
New York Telephone Co.
   6.00%,  04/15/08                      500,000        496,613
   7.00%,  12/01/33                    2,305,000      2,141,195
Qwest Capital Funding
   5.88%,  08/03/04                    1,000,000        989,897
   7.25%,  02/15/11                    1,000,000        974,472
   7.75%,  02/15/31                    1,000,000        959,472
Sprint Capital Corp.
   6.13%,  11/15/08                    3,000,000      2,914,197
Telefonica Europe BV
   8.25%,  09/15/30                      500,000        550,817

BOND INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                             Face Amount          Value
---------------------------------------------------------------

TELEPHONE (Continued)
---------------------------------------------------------------
WorldCom Inc.
   6.25%,  08/15/03                  $ 1,000,000   $  1,025,071
   6.40%,  08/15/05                    2,500,000      2,526,115
   7.50%,  05/15/11                    1,000,000      1,028,675
   7.88%,  05/15/03                    1,000,000      1,045,463
   8.25%,  05/15/31                    1,000,000      1,057,055
---------------------------------------------------------------
                                                     21,005,407
---------------------------------------------------------------

TRANSPORTATION - 1.23%
---------------------------------------------------------------
Burlington North Santa Fe Corp.
   6.53%,  07/15/37                    1,000,000      1,044,161
   7.13%,  12/15/10                    1,000,000      1,049,342
Canadian National Railway Co.
   6.45%,  07/15/00                    1,300,000      1,339,567
CSX Corp.
   7.90%,  05/01/17                    1,000,000      1,115,004
Norfolk Southern Corp.
   7.70%,  05/15/17                    1,000,000      1,091,529
Union Pacific Corp.
   6.79%,  11/09/07                    1,000,000      1,032,283
---------------------------------------------------------------
                                                      6,671,886
---------------------------------------------------------------

TOTAL CORPORATE BONDS & NOTES
(Cost: $209,802,522)                                215,579,627
---------------------------------------------------------------

FOREIGN GOVERNMENT BONDS & NOTES/(2)/ - 3.06%
---------------------------------------------------------------

Corp. Andina de Fomento
   7.75%,  03/01/04                    1,000,000      1,063,505
France Telecom SA
   7.75%,  03/01/11                    1,500,000      1,606,663
Hydro Quebec
   8.40%,  01/15/22                    2,000,000      2,391,290
Italy (Republic of)
   6.00%,  02/22/11                    2,000,000      2,030,436
Manitoba (Province of)
   4.25%,  11/20/06                    1,000,000        970,450
Mexico Government
  International Bond
   9.88%,  01/15/07                    1,000,000      1,132,500
  11.50%,  05/15/26                    1,000,000      1,274,000
Ontario (Province of)
   7.63%,  06/22/04                    3,750,000      4,074,949
Quebec (Province of)
   5.75%,  02/15/09                    1,000,000        999,813
United Mexican States
   8.50%,  02/01/06                    1,000,000      1,072,500
---------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
BONDS & NOTES
(Cost: $16,117,924)                                  16,616,106
---------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 49.68%

U.S. GOVERNMENT OBLIGATIONS - 30.93%
---------------------------------------------------------------
U.S. Treasury Bonds
   5.25%,  02/15/29                  $ 3,700,000   $  3,473,808
   6.00%,  02/15/26                    1,200,000      1,236,750
   6.13%,  11/15/27                    1,600,000      1,683,062
   6.25%,  05/15/30                    3,500,000      3,791,347
   6.50%,  11/15/26                    1,500,000      1,645,663
   7.13%,  02/15/23                    2,200,000      2,561,711
   7.25%,  05/15/16                    1,800,000      2,081,039
   7.50%,  11/15/16                      500,000        591,269
   7.63%,  02/15/25                    2,800,000      3,459,641
   8.00%,  11/15/21                    3,250,000      4,112,647
   8.13%,  08/15/19                    1,850,000      2,335,769
   8.75%,  11/15/08                      500,000        550,898
   8.75%,  05/15/17                    1,600,000      2,101,688
   8.75%,  05/15/20                    2,800,000      3,752,000
   9.13%,  05/15/09                    1,000,000      1,123,984
   9.13%,  05/15/18                    1,500,000      2,044,629
   9.25%,  02/15/16                      600,000        811,313
   9.38%,  02/15/06                      800,000        954,250
   9.88%,  11/15/15                    1,500,000      2,117,109
  10.38%,  11/15/12                    1,300,000      1,667,758
  11.25%,  02/15/15                      650,000        994,932
  11.75%,  11/15/14                      500,000        715,097
  12.00%,  08/15/13                    1,100,000      1,536,777
  12.50%,  08/15/14                      400,000        587,766
  12.75%,  11/15/10                      500,000        650,351
  13.25%,  05/15/14                      850,000      1,281,110
  13.88%,  05/15/11                      600,000        825,235
U.S. Treasury Notes
   3.50%,  11/15/06                    1,800,000      1,735,171
   4.25%,  11/15/03                    1,500,000      1,535,742
   4.63%,  05/15/06                    1,000,000      1,013,945
   4.75%,  02/15/04                    2,100,000      2,168,250
   4.75%,  11/15/08                    4,300,000      4,283,204
   5.00%,  02/15/11                    2,900,000      2,891,164
   5.25%,  05/15/04                    3,700,000      3,857,827
   5.38%,  06/30/03                    2,250,000      2,343,339
   5.50%,  01/31/03                    2,100,000      2,175,140
   5.50%,  02/28/03                    3,500,000      3,630,977
   5.50%,  03/31/03                    3,000,000      3,117,306
   5.50%,  05/31/03                    1,450,000      1,511,058
   5.50%,  05/15/09                    1,500,000      1,554,433
   5.63%,  12/31/02                    5,000,000      5,175,585
   5.63%,  02/15/06                    3,000,000      3,161,250
   5.63%,  05/15/08                    4,200,000      4,402,453
   5.75%,  04/30/03                    1,000,000      1,044,141
   5.75%,  08/15/03                    2,700,000      2,828,566
   5.75%,  11/15/05                    6,500,000      6,866,893
   5.75%,  08/15/10                    3,200,000      3,359,251
   5.88%,  02/15/04                    1,000,000      1,055,156
   5.88%,  11/15/04                    3,500,000      3,705,898
   6.00%,  08/15/04                    2,000,000      2,122,812

BOND INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                             Face Amount     Value
--------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (Continued)
--------------------------------------------------------------
   6.00%,  08/15/09                  $2,800,000   $  2,984,954
   6.13%,  08/15/07                   2,100,000      2,259,470
   6.25%,  02/15/03                   3,800,000      3,968,625
   6.25%,  02/15/07                   2,500,000      2,701,173
   6.50%,  05/15/05                   1,000,000      1,080,625
   6.50%,  08/15/05                   2,000,000      2,166,172
   6.50%,  10/15/06                   1,700,000      1,851,473
   6.50%,  02/15/10                   2,800,000      3,076,063
   6.63%,  05/15/07                   2,500,000      2,747,853
   6.75%,  05/15/05                   4,000,000      4,349,064
   6.88%,  05/15/06                   4,100,000      4,518,327
   7.00%,  07/15/06                   6,900,000      7,644,986
   7.25%,  08/15/04                   8,950,000      9,773,328
   7.50%,  02/15/05                   1,300,000      1,440,208
   7.88%,  11/15/04                   3,000,000      3,335,742
--------------------------------------------------------------
                                                   168,125,227
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.75%
--------------------------------------------------------------
Federal Home Loan Bank
   5.38%,  05/15/06                   3,000,000      3,074,046
   5.40%,  01/15/03                   1,500,000      1,547,025
   5.50%,  01/21/03                   1,000,000      1,032,726
   5.95%,  07/28/08                   3,500,000      3,629,665
   6.09%,  06/02/06                   1,500,000      1,579,718
   6.13%,  08/15/03                   1,000,000      1,049,510
   6.88%,  08/15/03                   1,000,000      1,061,323
   7.63%,  05/15/07                   1,000,000      1,126,875
Federal Home Loan
  Mortgage Corporation
   5.00%,  01/15/04                   5,000,000      5,159,760
   5.75%,  07/15/03                   4,000,000      4,174,816
   5.75%,  03/15/09                     500,000        508,786
   6.75%,  09/15/29                   2,500,000      2,655,180
   6.88%,  09/15/10                   2,000,000      2,157,244
   7.00%,  07/15/05                   1,000,000      1,086,704
   7.38%,  05/15/03                   4,000,000      4,252,772
Federal National Mortgage
  Association
   0.00%,  06/01/17                   1,000,000        371,077
   3.13%,  11/15/03                   1,000,000      1,000,316
   5.13%,  02/13/04                   3,104,000      3,209,893
   5.25%,  01/15/09                   1,000,000        989,970
   5.50%,  02/15/06                   3,000,000      3,090,042
   5.50%,  03/15/11                   3,300,000      3,243,035
   6.00%,  01/14/32/(1)/             10,000,000      9,784,380
   6.25%,  02/01/11                   1,000,000      1,017,136
   6.26%,  02/25/09                   5,000,000      5,027,105
   6.38%,  06/15/09                     394,000        415,388
   6.50%,  01/14/32(1)              $25,000,000   $ 25,000,000
   6.50%,  08/15/04                   1,500,000      1,604,759
   6.63%,  10/15/07                   1,000,000      1,077,696
   6.80%,  01/10/03                   1,400,000      1,463,218
   7.00%,  07/15/05                   3,500,000      3,808,242
   7.25%,  01/15/10                     500,000        551,641
Financing Corp.
   8.60%,  09/26/19                   1,150,000      1,442,649
   9.65%,  11/02/18                     500,000        678,985
Tennessee Valley Authority
   6.00%,  03/15/13                   1,000,000      1,003,043
   6.25%,  12/15/17                   1,600,000      1,609,213
   6.88%,  12/15/43                   1,000,000        981,094
   7.13%,  05/01/30                     450,000        495,632
--------------------------------------------------------------
                                                   101,960,664
--------------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS
(Cost: $263,278,506)                               270,085,891
--------------------------------------------------------------

SHORT TERM INSTRUMENTS - 14.70%
--------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares               56,268,767     56,268,767
Dreyfus Money Market Fund             9,090,611      9,090,611
Goldman Sachs Financial Square
  Prime Obligation Fund               4,186,281      4,186,281
Providian Temp Cash Money
  Market Fund                        10,391,264     10,391,264
--------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $79,936,923)                                 79,936,923
--------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 107.09%
(Cost $569,135,875)                                582,218,547
--------------------------------------------------------------

Other Assets, Less Liabilities - (7.09%)           (38,554,961)
--------------------------------------------------------------

NET ASSETS - 100.00%                              $543,663,586
--------------------------------------------------------------
--------------------------------------------------------------
/(1)/     TBA.
/(2)/     Investment is Denominated in U.S. Dollars.

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments
December 31, 2001

Security                             Face Amount       Value
-----------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 11.12%
-----------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank AG
  1.78%,  02/14/02                   $ 5,000,000   $    5,000,000
  2.05%,  01/31/02                    40,000,000       40,000,000
Bayerische Landesbank
  5.05%,  02/26/02                    20,000,000       20,097,150
BNP Paribas
  3.42%,  03/06/02                    15,000,000       15,037,014
Chase Manhattan Bank USA
  1.75%,  03/12/02                    25,000,000       25,000,000
Comerica Bank-Detroit
  3.71%,  09/17/02                    10,000,000       10,004,049
Commerzbank AG
  3.64%,  01/22/02                     5,000,000        5,000,037
Dresdner Bank AG
  2.53%,  10/15/02                    10,000,000       10,041,195
Societe Generale
  3.88%,  07/29/02                    15,000,000       14,998,329
Svenska Handelsbanken AB
  1.84%,  01/17/02                    36,000,000       35,999,839
Toronto-Dominion Bank
  2.04%,  11/13/02                    10,000,000       10,000,000
US Bank NA Minnesota
  3.44%,  02/25/02                     5,000,000        5,000,000
-----------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $196,177,613)                                  196,177,613
-----------------------------------------------------------------

COMMERCIAL PAPER - 51.73%
-----------------------------------------------------------------
Amstel Funding Corp.
  1.93%,  04/12/02                    11,483,000       11,420,823
  1.97%,  03/07/02                     5,000,000        4,982,215
  2.12%,  02/12/02                    10,000,000        9,975,267
  2.15%,  05/24/02                    10,000,000        9,914,597
  2.34%,  01/04/02                    10,000,000        9,998,054
  2.34%,  03/04/02                     8,767,000        8,731,669
  2.37%,  04/10/02                    20,000,000       19,869,650
  3.53%,  02/11/02                     5,000,000        4,979,899
Banque Generale du Luxembourg
  1.92%,  02/04/02                    25,000,000       24,954,667
COFCO Capital Corp.
  1.86%,  01/10/02                    14,400,000       14,393,304
Danske Corp.
  3.39%,  02/19/02                     5,000,000        4,976,929
Deutsche Bank Financial LLC
  2.06%,  02/11/02                    10,000,000        9,976,539
Dorada Finance Inc.
  2.32%,  01/22/02                     5,000,000        4,993,233
Edison Asset Securitization Corp.
  2.07%,  02/14/02                    10,000,000        9,974,700
Falcon Asset Securitization Corp.
  1.87%,  02/15/02                     5,560,000        5,547,004
Fayette Funding LP
  2.00%,  02/06/02                    20,000,000       19,960,000
Formosa Plastics
  1.80%,  03/21/02                    13,000,000       12,948,650
  2.07%,  02/20/02                     3,740,000        3,729,248
Forrestal Funding Corp.
  1.92%,  03/05/02                   $20,000,000   $   19,932,800
  2.13%,  01/28/02                    25,000,000       24,960,063
GE Capital International
  1.81%,  03/20/02                    10,000,000        9,960,783
  2.29%,  02/13/02                    25,000,000       24,931,618
General Electric Capital Corp.
  2.03%,  02/22/02                    10,000,000        9,970,678
  3.36%,  02/19/02                    10,000,000        9,954,266
Goldman Sachs Group Inc.
  1.75%,  01/02/02                    37,000,000       36,998,201
Intrepid Funding
  2.10%,  01/18/02                    13,053,000       13,040,056
  2.10%,  01/28/02                    35,000,000       34,944,875
  2.38%,  01/18/02                    29,000,000       28,967,407
Jupiter Securitization Corp.
  1.87%,  02/14/02                     3,679,000        3,670,591
  1.87%,  02/13/02                     4,382,000        4,372,212
  2.05%,  01/04/02                     5,000,000        4,999,146
  2.07%,  01/22/02                    10,000,000        9,987,925
  2.08%,  01/16/02                    10,000,000        9,991,333
  2.32%,  01/22/02                     9,844,000        9,830,678
  2.35%,  01/14/02                     5,138,000        5,133,640
  3.58%,  01/28/02                     8,147,000        8,125,125
K2 USA LLC
  1.84%,  03/05/02                    20,000,000       19,935,600
  2.37%,  02/15/02                    16,000,000       15,952,700
Liberty Street Funding Corp.
  1.85%,  02/08/02                    25,000,000       24,951,181
  1.95%,  02/08/02                    10,000,000        9,979,417
  2.00%,  01/31/02                     3,580,000        3,574,033
  2.12%,  01/24/02                    17,193,000       17,169,713
  2.25%,  04/19/02                     6,162,000        6,120,407
Loch Ness LLC
  1.79%,  03/11/02                     2,304,000        2,296,095
  1.80%,  03/11/02                    10,000,000        9,965,500
  1.85%,  03/19/02                     8,000,000        7,968,344
  2.05%,  04/30/02                     7,765,000        7,712,381
  2.05%,  01/15/02                     3,500,000        3,497,210
  2.12%,  01/15/02                     4,842,000        4,838,008
  2.29%,  01/22/02                    20,000,000       19,973,283
  3.60%,  01/10/02                     5,000,000        4,995,500
  3.61%,  01/23/02                    10,000,000        9,977,939
  3.66%,  01/15/02                    10,000,000        9,985,767
Market Street Funding Corp.
  2.11%,  01/11/02                    10,000,000        9,994,139
Moat Funding LLC
  1.79%,  02/19/02                    25,000,000       24,939,090
  2.28%,  04/22/02                    20,000,000       19,859,400
  3.58%,  01/22/02                    10,000,000        9,979,116
Moriarty LLC
  2.09%,  02/19/02                    15,000,000       14,957,329
Receivables Capital Corp.
  2.05%,  01/18/02                    15,000,000       14,985,479
Sigma Finance Inc.
  1.80%,  02/11/02                    16,976,000       16,941,199
  2.35%,  01/24/02                     3,000,000        2,995,496

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                             Face Amount            Value
-----------------------------------------------------------------
Silver Tower US Funding LLC
  1.99%,  01/07/02                   $20,000,000   $   19,993,367
  2.10%,  01/23/02                    15,000,000       14,980,750
  2.14%,  02/01/02                    20,000,000       19,963,145
  2.14%,  01/28/02                     9,000,000        8,985,555
Special Purpose Accounts
  Receivable Corp.
  2.09%,  01/29/02                    20,000,000       19,967,489
Svenska Handelsbanken Inc.
  1.91%,  05/06/02                    10,000,000        9,933,681
Swedish Export Credit Corp.
  1.82%,  03/12/02                    54,525,000       54,332,042
Thames Asset Global Securitization
  Inc.
  2.56%,  01/30/02                    10,000,000        9,979,378
-----------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $912,777,578)                                  912,777,578
-----------------------------------------------------------------

MEDIUM TERM NOTES - 5.37%
-----------------------------------------------------------------
Beta Finance Co. Ltd.
  2.54%,  10/16/02                    15,000,000       15,000,000
  3.67%,  09/10/02                    15,000,000       15,000,000
  4.31%,  05/31/02                     5,000,000        5,000,000
Dorada Finance Inc.
  4.08%,  07/16/02                     5,000,000        5,000,000
General Electric Capital Corp.
  5.50%,  04/15/02                     4,700,000        4,742,082
K2 USA LLC
  2.21%,  11/12/02                    10,000,000       10,000,000
Links Finance LLC
  2.20%,  11/19/02                    15,000,000       15,000,000
  2.58%,  11/13/02                    15,000,000       15,000,000
Sigma Finance Inc.
  4.16%,  08/06/02                    10,000,000       10,000,000
-----------------------------------------------------------------

TOTAL MEDIUM TERM NOTES
(Cost: $94,742,082)                                    94,742,082
-----------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.11%
-----------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation
  2.07%,  11/07/02                    20,000,000       19,643,500
-----------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $19,643,500)                                    19,643,500
-----------------------------------------------------------------

VARIABLE & FLOATING RATE NOTES - 28.17%
-----------------------------------------------------------------
Associates Corp. of North America
  1.91%,  06/17/02                    15,000,000       14,999,987
  2.22%,  05/17/02                     2,500,000        2,501,330
  2.28%,  02/04/02                     1,000,000        1,000,124
  2.33%,  05/01/02                     6,500,000        6,502,949
Associates Manufactured Housing
  Certificates
  2.13%,  10/15/02                     3,522,523        3,522,523
Bank of America Corp.
  2.02%,  06/17/02                   $ 5,285,000        5,292,837
  2.68%,  08/01/02                     2,000,000        2,005,278
  3.75%,  02/11/02                    20,000,000       20,006,527
Bank One Corp.
  2.00%,  06/26/02                     3,000,000        3,000,260
  2.11%,  08/12/02                     2,000,000        2,002,425
  2.21%,  05/07/02                    10,000,000       10,005,708
Bank One NA
  4.44%,  01/31/02                     3,000,000        3,000,063
Countrywide Home Loans Inc.
  2.33%,  02/01/02                    10,000,000       10,000,481
Dorada Finance Inc.
  1.85%,  05/14/02                    10,000,000       10,000,000
First Union Corp.
  2.21%,  05/09/02                    10,000,000       10,006,040
First Union National Bank
  2.01%,  02/25/02                     5,000,000        4,999,873
  2.14%,  08/16/02                    10,000,000       10,007,376
  2.36%,  10/29/02                    30,000,000       30,022,572
  3.59%,  09/06/02                     2,000,000        2,001,706
Fleet National Bank
  2.27%,  09/03/02                     1,000,000        1,000,951
  2.54%,  01/22/02                     4,000,000        4,000,867
Goldman Sachs Group Inc.
  2.10%,  01/14/02                     5,000,000        5,000,271
  2.13%,  05/24/02                     7,500,000        7,504,584
  2.25%,  02/12/02                     1,000,000        1,000,273
  2.30%,  03/08/02                     5,000,000        5,005,537
  2.50%,  02/18/02                     1,400,000        1,400,744
  2.55%,  01/23/02                     8,000,000        8,001,018
  2.56%,  01/17/02                     2,000,000        2,000,182
  2.60%,  01/14/02                     5,000,000        5,000,447
  2.61%,  01/14/02                     5,000,000        5,000,464
Holmes Financing No. 5 Series 1
  Class A
  1.91%,  10/15/02                    50,000,000       50,000,000
Household Finance Corp.
  2.18%,  05/14/02                    10,000,000       10,007,665
K2 USA LLC
  1.87%,  06/17/02                    10,000,000       10,000,000
  1.90%,  01/15/02                    10,000,000        9,999,994
  1.93%,  10/21/02                    15,000,000       15,000,000
Key Bank NA
  2.02%,  03/25/02                     9,000,000        9,002,475
  2.65%,  07/02/02                    10,000,000       10,005,577
  2.65%,  07/02/02                    10,500,000       10,501,088
  4.01%,  03/18/02                     3,000,000        3,000,929
Links Finance LLC
  1.84%,  01/25/02                    10,000,000        9,999,706
Merrill Lynch & Co. Inc.
  2.50%,  07/24/02                     4,000,000        4,004,554
  2.51%,  02/08/02                     3,000,000        3,001,332
  2.53%,  01/15/02                     5,000,000        5,000,347
  2.68%,  04/08/02                    10,000,000       10,006,913
  2.82%,  03/25/02                    15,055,000       15,063,267
Monet Trust Class A2 Notes
  1.97%,  06/28/02                    15,000,000       15,000,000

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                             Face Amount            Value
-----------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
  2.30%,  05/20/02                   $ 3,000,000   $    3,003,848
  3.83%,  01/28/02                     1,700,000        1,700,263
National City Bank
  2.17%,  03/01/02                    10,000,000       10,000,895
Sigma Finance Inc.
  1.85%,  01/16/02                    10,000,000        9,999,897
Textron Financial Corp. 2001-A
  Class A-1
  2.12%,  12/20/02                    25,800,000       25,800,000
Unilever NV
  2.47%,  10/24/02                    45,000,000       45,066,619
US Bancorp
  5.20%,  05/08/02                    13,000,000       13,006,987
Wachovia Bank NA
  2.07%,  05/23/02                     3,000,000        3,001,145
-----------------------------------------------------------------

TOTAL VARIABLE & FLOATING RATE NOTES
(Cost: $496,966,898)                                  496,966,898
-----------------------------------------------------------------

REPURCHASE AGREEMENTS - 2.29%
-----------------------------------------------------------------
Goldman Sachs Tri-Party
  Repurchase Agreement, dated
  12/31/01, due 01/02/02,
  with a maturity of $20,002,000
  and an effective yield of 1.80%.    20,000,000       20,000,000
Merrill Lynch Tri-Party Repurchase
  Agreement, dated 12/31/01, due
  01/02/02, with a maturity of
  $20,418,008 and an effective
  yield of 1.77%.                     20,416,000       20,416,000
-----------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $40,416,000)                                    40,416,000
-----------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 99.79%
(Cost $1,760,723,671)                               1,760,723,671
-----------------------------------------------------------------

Other Assets, Less Liabilities - 0.21%                  3,758,440
-----------------------------------------------------------------

NET ASSETS - 100.00%                               $1,764,482,111
=================================================================

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2001

Security                                   Shares           Value
-----------------------------------------------------------------

COMMON STOCKS - 98.33%

ADVERTISING - 0.31%
-----------------------------------------------------------------
Interpublic Group of
  Companies Inc.                           99,048  $    2,925,875
Omnicom Group Inc.                         48,745       4,355,366
TMP Worldwide Inc./(1)/                    28,996       1,243,928
-----------------------------------------------------------------
                                                        8,525,169
-----------------------------------------------------------------

AEROSPACE / DEFENSE - 1.22%
-----------------------------------------------------------------
Boeing Co.                                219,658       8,518,337
General Dynamics Corp.                     52,925       4,214,947
Goodrich (B.F.) Co.                        26,737         711,739
Lockheed Martin Corp.                     115,541       5,392,298
Northrop Grumman Corp.                     28,964       2,919,861
Raytheon Co.                              102,532       3,329,214
Rockwell Collins                           48,164         939,198
United Technologies Corp.                 122,890       7,942,381
-----------------------------------------------------------------
                                                       33,967,975
-----------------------------------------------------------------

AIRLINES - 0.20%
-----------------------------------------------------------------
AMR Corp./(1)/                             40,518         898,284
Delta Air Lines Inc.                       32,325         945,829
Southwest Airlines Co.                    200,737       3,709,620
U.S. Airways Group Inc./(1)/               17,868         113,283
-----------------------------------------------------------------
                                                        5,667,016
-----------------------------------------------------------------

APPAREL - 0.26%
-----------------------------------------------------------------
Jones Apparel Group Inc./(1)/              32,906       1,091,492
Liz Claiborne Inc.                         13,798         686,450
Nike Inc. "B"                              70,456       3,962,445
Reebok International Ltd./(1)/             15,449         409,398
VF Corp.                                   29,106       1,135,425
-----------------------------------------------------------------
                                                        7,285,210
-----------------------------------------------------------------

AUTO MANUFACTURERS - 0.59%
-----------------------------------------------------------------
Ford Motor Company                        474,963       7,466,418
General Motors Corp. "A"                  145,700       7,081,020
Navistar International Corp.               15,577         615,291
PACCAR Inc.                                20,128       1,320,799
-----------------------------------------------------------------
                                                       16,483,528
-----------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.20%
-----------------------------------------------------------------
Cooper Tire & Rubber Co.                   19,035         303,799
Dana Corp.                                 38,956         540,709
Delphi Automotive Systems Corp.           146,940       2,007,200
Goodyear Tire & Rubber Co.                 42,788       1,018,782
TRW Inc.                                   33,123       1,226,876
Visteon Corp.                              34,193         514,263
-----------------------------------------------------------------
                                                        5,611,629
-----------------------------------------------------------------

BANKS - 6.60%
-----------------------------------------------------------------
AmSouth Bancorp                            95,582    $  1,806,500
Bank of America Corp.                     412,656      25,976,695
Bank of New York Co. Inc.                 193,162       7,881,010
Bank One Corp.                            305,834      11,942,818
BB&T Corp.                                118,830       4,290,951
Charter One Financial Inc.                 58,951       1,600,520
Comerica Inc.                              46,708       2,676,368
Fifth Third Bancorp                       151,550       9,294,562
FleetBoston Financial Corp.               274,092      10,004,358
Golden West Financial Corp.                41,341       2,432,918
Huntington Bancshares Inc.                 65,884       1,132,546
JP Morgan Chase & Co.                     517,484      18,810,543
KeyCorp                                   111,069       2,703,419
Mellon Financial Corp.                    122,705       4,616,162
National City Corp.                       158,945       4,647,552
Northern Trust Corp.                       58,257       3,508,237
PNC Financial Services Group               74,506       4,187,237
Regions Financial Corp.                    59,650       1,791,886
SouthTrust Corp.                           89,881       2,217,364
State Street Corp.                         85,338       4,458,910
SunTrust Banks Inc.                        75,751       4,749,588
Synovus Financial Corp.                    76,402       1,913,870
U.S. Bancorp                              511,686      10,709,588
Union Planters Corp.                       36,031       1,626,079
Wachovia Corp.                            356,936      11,193,513
Washington Mutual Inc.                    229,733       7,512,269
Wells Fargo & Company                     444,625      19,318,956
Zions Bancorp                              24,063       1,265,233
-----------------------------------------------------------------
                                                      184,269,652
-----------------------------------------------------------------

BEVERAGES - 2.48%
-----------------------------------------------------------------
Anheuser-Busch Companies Inc.             231,928      10,485,465
Brown-Forman Corp. "B"                     17,908       1,121,041
Coca-Cola Co.                             652,240      30,753,116
Coca-Cola Enterprises Inc.                116,648       2,209,313
Coors (Adolf) Company "B"                   9,474         505,912
Pepsi Bottling Group Inc.                  74,458       1,749,763
PepsiCo Inc.                              458,890      22,343,354
-----------------------------------------------------------------
                                                       69,167,964
-----------------------------------------------------------------

BIOTECHNOLOGY - 0.97%
-----------------------------------------------------------------
Amgen Inc./(1)/                           274,220      15,476,977
Biogen Inc./(1)/                           38,792       2,224,721
Chiron Corp./(1)/                          49,611       2,174,946
Genzyme Corp. - General Division/(1)/      55,654       3,331,448
Immunex Corp./(1)/                        142,847       3,958,290
-----------------------------------------------------------------
                                                       27,166,382
-----------------------------------------------------------------

BUILDING MATERIALS - 0.15%
-----------------------------------------------------------------
Masco Corp.                               120,367       2,948,991
Vulcan Materials Co.                       26,568       1,273,670
-----------------------------------------------------------------
                                                        4,222,661
-----------------------------------------------------------------

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                                   Shares           Value
-----------------------------------------------------------------

CHEMICALS - 1.21%
-----------------------------------------------------------------
Air Products & Chemicals Inc.              59,624  $    2,796,962
Ashland Inc.                               18,108         834,417
Dow Chemical Co.                          236,550       7,990,659
Du Pont (E.I.) de Nemours                 268,883      11,430,216
Eastman Chemical Co.                       20,224         789,140
Engelhard Corp.                            34,043         942,310
Great Lakes Chemical Corp.                 13,163         319,598
Hercules Inc./(1)/                         28,458         284,580
PPG Industries Inc.                        44,162       2,284,059
Praxair Inc.                               42,188       2,330,887
Rohm & Haas Co. "A"                        57,803       2,001,718
Sherwin-Williams Co.                       40,508       1,113,970
Sigma-Aldrich Corp.                        19,241         758,288
-----------------------------------------------------------------
                                                       33,876,804
-----------------------------------------------------------------

COMMERCIAL SERVICES - 0.96%
-----------------------------------------------------------------
Block (H & R) Inc.                         48,121       2,151,009
Cendant Corp./(1)/                        257,429       5,048,183
Concord EFS Inc./(1)/                     132,124       4,331,025
Convergys Corp./(1)/                       45,132       1,691,999
Deluxe Corp.                               17,404         723,658
Donnelley (R.R.) & Sons Co.                30,033         891,680
Ecolab Inc.                                33,531       1,349,623
Equifax Inc.                               37,999         917,676
McKesson HBOC Inc.                         75,007       2,805,262
Moody's Corp.                              40,916       1,630,912
Paychex Inc.                               98,173       3,421,329
Quintiles Transnational Corp./(1)/         31,372         504,462
Robert Half International Inc./(1)/        46,000       1,228,200
-----------------------------------------------------------------
                                                       26,695,018
-----------------------------------------------------------------

COMPUTERS - 5.95%
-----------------------------------------------------------------
Apple Computer Inc./(1)/                   92,012       2,015,063
Cisco Systems Inc./(1)/                 1,923,827      34,840,507
Compaq Computer Corp.                     444,308       4,336,446
Computer Sciences Corp./(1)/               44,674       2,188,133
Dell Computer Corp./(1)/                  684,560      18,606,341
Electronic Data Systems Corp.             124,337       8,523,301
EMC Corp./(1)/                            581,106       7,810,065
Gateway Inc./(1)/                          84,970         683,159
Hewlett-Packard Co.                       508,837      10,451,512
International Business
  Machines Corp.                          451,821      54,652,268
Lexmark International
  Group Inc. "A"/(1)/                      34,095       2,011,605
NCR Corp./(1)/                             25,479         939,156
Network Appliance Inc./(1)/                86,850       1,899,409
Palm Inc./(1)/                            148,978         578,035
Sapient Corp./(1)/                         33,137         255,818
Sun Microsystems Inc.(1)                  850,218      10,457,681
Unisys Corp./(1)/                          83,696       1,049,548
Veritas Software Corp./(1)/               105,143       4,713,561
-----------------------------------------------------------------
                                                      166,011,608
-----------------------------------------------------------------

COSMETICS / PERSONAL CARE - 2.04%
-----------------------------------------------------------------
Alberto-Culver Co. "B"                     14,876  $      665,552
Avon Products Inc.                         61,961       2,881,187
Colgate-Palmolive Co.                     144,706       8,356,772
Gillette Co.                              276,796       9,244,986
International Flavors &
  Fragrances Inc.                          24,871         738,917
Kimberly-Clark Corp.                      137,739       8,236,792
Procter & Gamble Co.                      339,820      26,889,957
-----------------------------------------------------------------
                                                       57,014,163
-----------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.29%
-----------------------------------------------------------------
Costco Wholesale Corp./(1)/               118,610       5,263,912
Genuine Parts Co.                          45,431       1,667,318
Grainger (W.W.) Inc.                       24,536       1,177,728
-----------------------------------------------------------------
                                                        8,108,958
-----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 6.45%
-----------------------------------------------------------------
American Express Co.                      349,944      12,489,501
Bear Stearns Companies Inc.                24,689       1,447,763
Capital One Financial Corp.                56,357       3,040,460
Citigroup Inc.                          1,349,400      68,117,712
Countrywide Credit Industries Inc.         32,058       1,313,416
Fannie Mae                                262,021      20,830,670
Franklin Resources Inc.                    68,403       2,412,574
Freddie Mac                               182,303      11,922,616
Household International Inc.              120,051       6,955,755
Lehman Brothers Holdings Inc.              62,504       4,175,267
MBNA Corp.                                223,408       7,863,962
Merrill Lynch & Co. Inc.                  221,976      11,569,389
Morgan Stanley Dean Witter & Co.          287,652      16,091,253
Providian Financial Corp.                  74,545         264,635
Schwab (Charles) Corp.                    358,451       5,545,237
Stilwell Financial Inc.                    58,053       1,580,203
T Rowe Price Group Inc.                    32,381       1,124,592
USA Education Inc.                         41,118       3,454,734
-----------------------------------------------------------------
                                                      180,199,739
-----------------------------------------------------------------

ELECTRIC - 2.46%
-----------------------------------------------------------------
AES Corp./(1)/                            139,811       2,285,910
Allegheny Energy Inc.                      32,798       1,187,944
Ameren Corp.                               36,096       1,526,861
American Electric Power Inc.               84,517       3,679,025
Calpine Corp./(1)/                         80,080       1,344,543
Cinergy Corp.                              41,732       1,395,101
CMS Energy Corp.                           34,878         838,118
Consolidated Edison Inc.                   55,666       2,246,680
Constellation Energy Group Inc.            42,938       1,140,004
Dominion Resources Inc.                    68,988       4,146,179
DTE Energy Co.                             42,661       1,789,202
Duke Energy Corp.                         203,570       7,992,158
Edison International/(1)/                  85,455       1,290,371
Entergy Corp.                              57,975       2,267,402
Exelon Corp.                               84,163       4,029,724

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001


Security                                   Shares           Value
-----------------------------------------------------------------

ELECTRIC (Continued)
-----------------------------------------------------------------
FirstEnergy Corp.                          78,057  $    2,730,434
FPL Group Inc.                             46,128       2,601,619
Mirant Corp./(1)/                         105,075       1,683,301
Niagara Mohawk Holdings Inc./(1)/          42,028         745,156
NiSource Inc.                              54,239       1,250,751
PG&E Corp./(1)/                           101,571       1,954,226
Pinnacle West Capital Corp.                22,200         929,070
PPL Corp.                                  38,411       1,338,623
Progress Energy Inc.                       57,372       2,583,461
Public Service Enterprise
  Group Inc.                               54,416       2,295,811
Reliant Energy Inc.                        78,200       2,073,864
Southern Co.                              182,321       4,621,837
TECO Energy Inc.                           36,601         960,410
TXU Corporation                            69,532       3,278,434
Xcel Energy Inc.                           90,627       2,513,993
-----------------------------------------------------------------
                                                       68,720,212
-----------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.32%
-----------------------------------------------------------------
American Power Conversion Corp./(1)/       51,285         741,581
Emerson Electric Co.                      112,246       6,409,247
Molex Inc.                                 51,328       1,588,602
Power-One Inc./(1)/                        20,681         215,289
-----------------------------------------------------------------
                                                        8,954,719
-----------------------------------------------------------------

ELECTRONICS - 0.77%
-----------------------------------------------------------------
Agilent Technologies Inc./(1)/            120,818       3,444,521
Applera Corp. - Applied Biosystems
  Group                                    55,586       2,182,862
Jabil Circuit Inc./(1)/                    51,708       1,174,806
Johnson Controls Inc.                      22,892       1,848,529
Millipore Corp.                            12,523         760,146
Parker Hannifin Corp.                      30,759       1,412,146
PerkinElmer Inc.                           32,310       1,131,496
Sanmina Corp./(1)/                        136,624       2,718,818
Solectron Corp./(1)/                      215,231       2,427,806
Symbol Technologies Inc.                   59,902         951,244
Tektronix Inc./(1)/                        24,130         622,071
Thermo Electron Corp./(1)/                 46,632       1,112,640
Thomas & Betts Corp.                       15,251         322,559
Waters Corp./(1)/                          34,293       1,328,854
-----------------------------------------------------------------
                                                       21,438,498
-----------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.03%
-----------------------------------------------------------------
Fluor Corp.                                21,011         785,811
-----------------------------------------------------------------
                                                          785,811
-----------------------------------------------------------------

ENTERTAINMENT - 0.06%
-----------------------------------------------------------------
International Game
  Technology Inc./(1)/                     23,004       1,571,173
-----------------------------------------------------------------
                                                        1,571,173
-----------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.21%
-----------------------------------------------------------------
Allied Waste Industries Inc./(1)/          51,661  $      726,354
Waste Management Inc.                     164,662       5,254,364
-----------------------------------------------------------------
                                                        5,980,718
-----------------------------------------------------------------

FOOD - 2.11%
-----------------------------------------------------------------
Albertson's Inc.                          106,507       3,353,905
Archer-Daniels-Midland Co.                173,449       2,488,993
Campbell Soup Co.                         107,448       3,209,472
ConAgra Foods Inc.                        140,917       3,349,597
General Mills Inc.                         95,549       4,969,503
Heinz (H.J.) Co.                           91,837       3,776,337
Hershey Foods Corp.                        35,570       2,408,089
Kellogg Co.                               106,612       3,209,021
Kroger Co./(1)/                           210,691       4,397,121
Safeway Inc./(1)/                         131,640       5,495,970
Sara Lee Corp.                            205,453       4,567,220
SUPERVALU Inc.                             34,962         773,359
Sysco Corp.                               174,818       4,583,728
Unilever NV - NY Shares                   149,915       8,636,603
Winn-Dixie Stores Inc.                     36,866         525,341
Wrigley (William Jr.) Co.                  59,070       3,034,426
-----------------------------------------------------------------
                                                       58,778,685
-----------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.51%
-----------------------------------------------------------------
Boise Cascade Corp.                        15,221         517,666
Georgia-Pacific Corp.                      60,265       1,663,917
International Paper Co.                   126,410       5,100,644
Louisiana-Pacific Corp.                    27,397         231,231
Mead Corp.                                 26,040         804,376
Temple-Inland Inc.                         12,943         734,256
Westvaco Corp.                             26,831         763,342
Weyerhaeuser Co.                           56,719       3,067,364
Willamette Industries Inc.                 28,820       1,502,098
-----------------------------------------------------------------
                                                       14,384,894
-----------------------------------------------------------------

GAS - 0.12%
-----------------------------------------------------------------
KeySpan Corp.                              36,480       1,264,032
NICOR Inc.                                 11,746         489,103
Peoples Energy Corp.                        9,285         352,180
Sempra Energy                              54,344       1,334,145
-----------------------------------------------------------------
                                                        3,439,460
-----------------------------------------------------------------

HAND / MACHINE TOOLS - 0.08%
-----------------------------------------------------------------
Black & Decker Corp.                       20,927         789,576
Snap-On Inc.                               15,186         511,161
Stanley Works (The)                        22,387       1,042,563
-----------------------------------------------------------------
                                                        2,343,300
-----------------------------------------------------------------

HEALTH CARE - 4.08%
-----------------------------------------------------------------
Aetna Inc.                                 37,593       1,240,193
Bard (C.R.) Inc.                           13,404         864,558
Bausch & Lomb Inc.                         14,063         529,613

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001


Security                                Shares         Value
-----------------------------------------------------------------
HEALTH CARE (Continued)
-----------------------------------------------------------------
Baxter International Inc.                 154,839  $    8,304,016
Becton Dickinson & Co.                     67,812       2,247,968
Biomet Inc.                                70,717       2,185,155
Boston Scientific Corp./(1)/              105,790       2,551,655
Guidant Corp./(1)/                         79,925       3,980,265
HCA - The Healthcare Company              135,082       5,206,060
Health Management
  Associates Inc. "A"/(1)/                 64,307       1,183,249
Healthsouth Corp./(1)/                    102,894       1,524,889
Humana Inc./(1)/                           44,246         521,660
Johnson & Johnson                         804,539      47,548,255
Manor Care Inc./(1)/                       26,850         636,614
Medtronic Inc.                            317,528      16,260,609
St. Jude Medical Inc./(1)/                 22,833       1,772,982
Stryker Corp.                              51,568       3,010,024
Tenet Healthcare Corp./(1)/                85,368       5,012,809
UnitedHealth Group Inc.                    81,775       5,787,217
Wellpoint Health Networks Inc./(1)/        16,725       1,954,316
Zimmer Holdings Inc./(1)/                  50,833       1,552,440
-----------------------------------------------------------------
                                                      113,874,547
-----------------------------------------------------------------

HOME BUILDERS - 0.08%
-----------------------------------------------------------------
Centex Corp.                               15,937         909,843
KB HOME                                    13,198         529,240
Pulte Corp.                                15,455         690,375
-----------------------------------------------------------------
                                                        2,129,458
-----------------------------------------------------------------

HOME FURNISHINGS - 0.11%
-----------------------------------------------------------------
Leggett & Platt Inc.                       51,535       1,185,305
Maytag Corp.                               20,133         624,727
Whirlpool Corp.                            17,552       1,287,088
-----------------------------------------------------------------
                                                        3,097,120
-----------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.29%
-----------------------------------------------------------------
American Greetings Corp. "A"               16,656         229,520
Avery Dennison Corp.                       28,823       1,629,364
Clorox Co.                                 61,001       2,412,590
Fortune Brands Inc.                        38,972       1,542,901
Newell Rubbermaid Inc.                     69,943       1,928,329
Tupperware Corp.                           15,244         293,447
-----------------------------------------------------------------
                                                        8,036,151
-----------------------------------------------------------------

INSURANCE - 4.34%
-----------------------------------------------------------------
AFLAC Inc.                                136,957       3,363,664
Allstate Corp.                            187,015       6,302,406
Ambac Financial Group Inc.                 27,680       1,601,565
American International Group Inc.         685,210      54,405,674
AON Corp.                                  70,611       2,508,103
Chubb Corp.                                44,533       3,072,777
CIGNA Corp.                                37,933       3,514,492
Cincinnati Financial Corp.                 42,366       1,616,263
Conseco Inc./(1)/                          90,418         403,264

INSURANCE (Continued)
-----------------------------------------------------------------
Hancock (John) Financial
  Services Inc.                            78,337  $    3,235,318
Hartford Financial Services
  Group Inc.                               64,305       4,040,283
Jefferson-Pilot Corp.                      39,461       1,825,860
Lincoln National Corp.                     49,690       2,413,443
Loews Corp.                                50,225       2,781,461
Marsh & McLennan Companies Inc.            72,035       7,740,161
MBIA Inc.                                  38,926       2,087,601
MetLife Inc.                              190,096       6,022,241
MGIC Investment Corp.                      28,113       1,735,134
Progressive Corporation                    19,227       2,870,591
SAFECO Corp.                               33,512       1,043,899
St. Paul Companies Inc.                    54,399       2,391,924
Torchmark Corp.                            32,569       1,280,939
UnumProvident Corp.                        63,487       1,683,040
XL Capital Ltd. "A"                        34,796       3,178,963
-----------------------------------------------------------------
                                                      121,119,066
-----------------------------------------------------------------

IRON / STEEL - 0.07%
-----------------------------------------------------------------
Allegheny Technologies Inc.                21,051         352,604
Nucor Corp.                                20,402       1,080,490
USX-U.S. Steel Group Inc.                  23,395         423,683
-----------------------------------------------------------------
                                                        1,856,777
-----------------------------------------------------------------

LEISURE TIME - 0.38%
-----------------------------------------------------------------
Brunswick Corp.                            23,011         500,719
Carnival Corp. "A"                        153,741       4,317,047
Harley-Davidson Inc.                       79,402       4,312,323
Sabre Holdings Corp./(1)/                  35,010       1,482,674
-----------------------------------------------------------------
                                                       10,612,763
-----------------------------------------------------------------

LODGING - 0.22%
-----------------------------------------------------------------
Harrah's Entertainment Inc./(1)/           29,432       1,089,278
Hilton Hotels Corp.                        96,861       1,057,722
Marriott International Inc. "A"            63,205       2,569,283
Starwood Hotels & Resorts
  Worldwide Inc.                           51,866       1,548,200
-----------------------------------------------------------------
                                                        6,264,483
-----------------------------------------------------------------

MACHINERY - 0.45%
-----------------------------------------------------------------
Caterpillar Inc.                           90,031       4,704,120
Cummins Engine Company Inc.                10,832         417,465
Deere & Co.                                61,588       2,688,932
Dover Corp.                                53,091       1,968,083
Ingersoll-Rand Co.                         44,061       1,842,190
McDermott International Inc./(1)/          16,178         198,504
Rockwell International Corp.               48,206         860,959
-----------------------------------------------------------------
                                                       12,680,253
-----------------------------------------------------------------

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                                   Shares           Value
-----------------------------------------------------------------

MANUFACTURERS - 6.11%
-----------------------------------------------------------------
Cooper Industries Inc.                     24,568  $      857,915
Crane Co.                                  15,650         401,266
Danaher Corp.                              37,486       2,260,781
Eastman Kodak Co.                          76,306       2,245,686
Eaton Corp.                                18,176       1,352,476
General Electric Co.                    2,603,789     104,359,863
Honeywell International Inc.              213,286       7,213,333
Illinois Tool Works Inc.                   79,912       5,411,641
ITT Industries Inc.                        23,185       1,170,843
Minnesota Mining & Manufacturing
  Co.                                     102,837      12,156,362
Pall Corp.                                 32,036         770,786
Textron Inc.                               37,048       1,536,010
Tyco International Ltd.                   523,283      30,821,369
-----------------------------------------------------------------
                                                      170,558,331
-----------------------------------------------------------------

MEDIA - 3.71%
-----------------------------------------------------------------
AOL Time Warner Inc./(1)/               1,161,034      37,269,191
Clear Channel
  Communications Inc./(1)/                156,751       7,980,193
Comcast Corp. "A"/(1)/                    247,839       8,922,204
Dow Jones & Co. Inc.                       22,275       1,219,111
Gannett Co. Inc.                           69,466       4,670,199
Knight Ridder Inc.                         22,055       1,432,031
McGraw-Hill Companies Inc.                 50,699       3,091,625
Meredith Corp.                             12,935         461,133
New York Times Co. "A"                     39,761       1,719,663
Tribune Co.                                78,133       2,924,518
Univision Communications Inc./(1)/         55,102       2,229,427
Viacom Inc. "B"/(1)/                      465,118      20,534,960
Walt Disney Co. (The)                     534,695      11,078,880
-----------------------------------------------------------------
                                                      103,533,135
-----------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.01%
-----------------------------------------------------------------
Worthington Industries Inc.                22,397         318,037
-----------------------------------------------------------------
                                                          318,037
-----------------------------------------------------------------

MINING - 0.61%
-----------------------------------------------------------------
Alcan Aluminum Ltd.                        84,161       3,023,905
Alcoa Inc.                                222,758       7,919,047
Barrick Gold Corp.                        140,585       2,242,331
Freeport-McMoRan Copper &
  Gold Inc./(1)/                           37,762         505,633
Inco Ltd./(1)/                             47,702         808,072
Newmont Mining Corp.                       51,417         982,579
Phelps Dodge Corp.                         20,642         668,801
Placer Dome Inc.                           86,120         939,569
-----------------------------------------------------------------
                                                       17,089,937
-----------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.16%
-----------------------------------------------------------------
Pitney Bowes Inc.                          63,958       2,405,460
Xerox Corp.                               188,841  $    1,967,723
-----------------------------------------------------------------
                                                        4,373,183
-----------------------------------------------------------------

OIL & GAS PRODUCERS - 5.80%
-----------------------------------------------------------------
Amerada Hess Corp.                         23,263       1,453,938
Anadarko Petroleum Corp.                   65,245       3,709,178
Apache Corp.                               35,957       1,793,525
Burlington Resources Inc.                  52,658       1,976,781
ChevronTexaco Corp.                       279,803      25,073,147
Conoco Inc.                               164,053       4,642,700
Devon Energy Corp.                         33,051       1,277,421
EOG Resources Inc.                         30,289       1,184,603
Exxon Mobil Corp.                       1,794,159      70,510,449
Kerr-McGee Corp.                           26,277       1,439,980
Kinder Morgan Inc.                         29,278       1,630,492
Nabors Industries Inc./(1)/                36,948       1,268,425
Noble Drilling Corp./(1)/                  34,687       1,180,745
Occidental Petroleum Corp.                 97,987       2,599,595
Phillips Petroleum Co.                    100,003       6,026,181
Rowan Companies Inc./(1)/                  24,586         476,231
Royal Dutch Petroleum Co. - NY
  Shares                                  557,089      27,308,503
Sunoco Inc.                                20,615         769,764
Transocean Sedco Forex Inc.                83,609       2,827,656
Unocal Corp.                               63,995       2,308,300
USX-Marathon Group Inc.                    81,149       2,434,470
-----------------------------------------------------------------
                                                      161,892,084
-----------------------------------------------------------------

OIL & GAS SERVICES - 0.46%
-----------------------------------------------------------------
Baker Hughes Inc.                          88,095       3,212,825
Halliburton Co.                           112,614       1,475,243
Schlumberger Ltd.                         151,002       8,297,560
-----------------------------------------------------------------
                                                       12,985,628
-----------------------------------------------------------------

PACKAGING & CONTAINERS - 0.10%
-----------------------------------------------------------------
Ball Corp.                                  7,187         508,121
Bemis Co.                                  13,848         681,045
Pactiv Corp./(1)/                          41,783         741,648
Sealed Air Corp./(1)/                      21,960         896,407
-----------------------------------------------------------------
                                                        2,827,221
-----------------------------------------------------------------

PHARMACEUTICALS - 8.74%
-----------------------------------------------------------------
Abbott Laboratories                       407,189      22,700,787
Allergan Inc.                              34,407       2,582,245
American Home Products Corp.              346,014      21,231,419
AmerisourceBergen Corp.                    26,985       1,714,897
Bristol-Myers Squibb Co.                  507,481      25,881,531
Cardinal Health Inc.                      118,261       7,646,756
Forest Laboratories Inc. "A"/(1)/          46,676       3,825,098
King Pharmaceuticals Inc./(1)/             64,425       2,714,225
Lilly (Eli) and Company                   294,861      23,158,383
MedImmune Inc./(1)/                        56,140       2,602,089

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                                   Shares           Value
-----------------------------------------------------------------

PHARMACEUTICALS (Continued)
-----------------------------------------------------------------
Merck & Co. Inc.                          596,619  $   35,081,197
Pfizer Inc.                             1,648,904      65,708,824
Pharmacia Corporation                     338,192      14,423,889
Schering-Plough Corp.                     384,006      13,751,255
Watson Pharmaceuticals Inc./(1)/           27,925         876,566
-----------------------------------------------------------------
                                                      243,899,161
-----------------------------------------------------------------

PIPELINES - 0.42%
-----------------------------------------------------------------
Dynegy Inc. "A"                            92,043       2,347,097
El Paso Corp.                             133,847       5,970,915
Williams Companies Inc.                   135,171       3,449,564
-----------------------------------------------------------------
                                                       11,767,576
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.19%
-----------------------------------------------------------------
Equity Office Properties Trust            108,673       3,268,884
Equity Residential Properties Trust        71,026       2,039,156
-----------------------------------------------------------------
                                                        5,308,040
-----------------------------------------------------------------

RETAIL - 6.86%
-----------------------------------------------------------------
AutoZone Inc./(1)/                         28,277       2,030,260
Bed Bath & Beyond Inc./(1)/                76,072       2,578,841
Best Buy Co. Inc./(1)/                     55,305       4,119,116
Big Lots Inc.                              29,856         310,502
Circuit City Stores Inc.                   54,638       1,417,856
CVS Corp.                                 102,496       3,033,882
Darden Restaurants Inc.                    30,569       1,082,143
Dillards Inc. "A"                          21,955         351,280
Dollar General Corp.                       86,713       1,292,024
Family Dollar Stores Inc.                  45,215       1,355,546
Federated Department
  Stores Inc./(1)/                         50,536       2,066,922
Gap Inc. (The)                            226,203       3,153,270
Home Depot Inc.                           614,619      31,351,715
Kmart Corp./(1)/                          130,727         713,769
Kohls Corp./(1)/                           87,853       6,188,365
Limited Inc.                              112,414       1,654,734
Lowe's Companies Inc.                     203,091       9,425,453
May Department Stores Co.                  78,476       2,902,042
McDonald's Corp.                          337,150       8,924,361
Nordstrom Inc.                             35,253         713,168
Office Depot Inc./(1)/                     80,515       1,492,748
Penney (J.C.) Company Inc.                 69,194       1,861,319
RadioShack Corp.                           47,012       1,415,061
Sears, Roebuck and Co.                     84,612       4,030,916
Staples Inc./(1)/                         121,074       2,264,084
Starbucks Corp./(1)/                      100,003       1,905,057
Target Corp.                              236,787       9,720,106
Tiffany & Co.                              38,313       1,205,710
TJX Companies Inc.                         71,535       2,851,385
Toys R Us Inc./(1)/                        52,070       1,079,932
Tricon Global Restaurants Inc./(1)/        38,254       1,882,097
Walgreen Co.                              267,550       9,005,733
Wal-Mart Stores Inc.                    1,169,021      67,277,159
Wendy's International Inc.                 27,428  $      800,075
-----------------------------------------------------------------
                                                      191,456,631
-----------------------------------------------------------------

SEMICONDUCTORS - 4.24%
-----------------------------------------------------------------
Advanced Micro Devices Inc./(1)/           89,131       1,413,618
Altera Corp./(1)/                         101,026       2,143,772
Analog Devices Inc./(1)/                   94,886       4,211,990
Applied Materials Inc.((1)/               214,094       8,585,169
Applied Micro Circuits Corp./(1)/          78,247         885,756
Broadcom Corp. "A"/(1)/                    68,802       2,811,938
Conexant Systems Inc./(1)/                 66,834         959,736
Intel Corp.                             1,760,448      55,366,090
KLA-Tencor Corp./(1)/                      48,606       2,408,913
Linear Technology Corp.                    83,032       3,241,569
LSI Logic Corp./(1)/                       96,221       1,518,367
Maxim Integrated Products Inc./(1)/        84,706       4,447,912
Micron Technology Inc./(1)/               157,181       4,872,611
National Semiconductor Corp./(1)/          46,139       1,420,620
Novellus Systems Inc./(1)/                 37,589       1,482,886
NVIDIA Corp./(1)/                          37,919       2,536,781
PMC - Sierra Inc./(1)/                     43,298         920,515
QLogic Corp./(1)/                          24,302       1,081,682
Teradyne Inc./(1)/                         47,433       1,429,631
Texas Instruments Inc.                    454,327      12,721,156
Vitesse Semiconductor Corp./(1)/           49,965         621,065
Xilinx Inc./(1)/                           87,610       3,421,171
-----------------------------------------------------------------
                                                      118,502,948
-----------------------------------------------------------------

SOFTWARE - 5.70%
-----------------------------------------------------------------
Adobe Systems Inc.                         62,212       1,931,683
Autodesk Inc.                              14,373         535,682
Automatic Data Processing Inc.            161,724       9,525,544
BMC Software Inc./(1)/                     64,055       1,048,580
Citrix Systems Inc./(1)/                   49,235       1,115,665
Computer Associates
  International Inc.                      151,072       5,210,473
Compuware Corp./(1)/                       97,535       1,149,938
First Data Corp.                          100,062       7,849,864
Fiserv Inc./(1)/                           49,089       2,077,446
IMS Health Inc.                            77,509       1,512,201
Intuit Inc./(1)/                           55,621       2,378,354
Mercury Interactive Corp./(1)/             21,696         737,230
Microsoft Corp./(1)/                    1,412,595      93,584,419
Novell Inc./(1)/                           94,994         436,022
Oracle Corp./(1)/                       1,458,735      20,145,130
Parametric Technology Corp./(1)/           68,861         537,804
PeopleSoft Inc./(1)/                       79,439       3,193,448
Siebel Systems Inc./(1)/                  121,270       3,393,135
Yahoo! Inc./(1)/                          149,400       2,650,356
-----------------------------------------------------------------
                                                      159,012,974
-----------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 1.47%
-----------------------------------------------------------------
ADC Telecommunications Inc./(1)/          207,070         952,522

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                                              Shares          Value
-----------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT (Continued)
-----------------------------------------------------------------------------
Andrew Corp./(1)/                                      21,349  $      467,330
Avaya Inc./(1)/                                        75,246         914,239
Ciena Corp./(1)/                                       85,815       1,228,013
Comverse Technology Inc./(1)/                          48,651       1,088,323
JDS Uniphase Corp./(1)/                               348,233       3,040,074
Lucent Technologies Inc.                              895,480       5,632,569
Motorola Inc.                                         583,774       8,768,285
Nortel Networks Corp.                                 839,516       6,296,370
QUALCOMM Inc./(1)/                                    200,495      10,124,998
Scientific-Atlanta Inc.                                40,988         981,253
Tellabs Inc./(1)/                                     107,532       1,608,679
-----------------------------------------------------------------------------
                                                                   41,102,655
-----------------------------------------------------------------------------

TELECOMMUNICATIONS - 2.19%
-----------------------------------------------------------------------------
AT&T Wireless Services Inc./(1)/                      663,672       9,536,967
Citizen Communications Co./(1)/                        73,459         783,073
Corning Inc.                                          248,056       2,212,660
Nextel Communications Inc. "A"/(1)/                   209,383       2,294,838
Qwest Communications
  International Inc.                                  436,688       6,170,401
Sprint Corp. (PCS Group)/(1)/                         258,531       6,310,742
Verizon Communications Inc.                           711,957      33,789,479
-----------------------------------------------------------------------------
                                                                   61,098,160
-----------------------------------------------------------------------------

TELEPHONE - 3.29%
-----------------------------------------------------------------------------
Alltel Corp.                                           81,416       5,025,810
AT&T Corp.                                            927,968      16,833,339
BellSouth Corp.                                       492,298      18,781,169
CenturyTel Inc.                                        37,009       1,213,895
SBC Communications Inc.                               881,682      34,535,484
Sprint Corp. (FON Group)                              232,672       4,672,054
WorldCom Inc./(1)/                                    773,580      10,892,006
-----------------------------------------------------------------------------
                                                                   91,953,757
-----------------------------------------------------------------------------

TEXTILES - 0.08%
-----------------------------------------------------------------------------
Cintas Corp.                                           44,513       2,136,624
-----------------------------------------------------------------------------
                                                                    2,136,624
-----------------------------------------------------------------------------

TOBACCO - 0.99%
-----------------------------------------------------------------------------
Philip Morris Companies Inc.                          568,288      26,056,005
UST Inc.                                               43,385       1,518,475
-----------------------------------------------------------------------------
                                                                   27,574,480
-----------------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.10%
-----------------------------------------------------------------------------
Hasbro Inc.                                            45,310         735,381
Mattel Inc.                                           113,209       1,947,195
-----------------------------------------------------------------------------
                                                                    2,682,576
-----------------------------------------------------------------------------

                                                   Shares or
Security                                          Face Amount         Value
-----------------------------------------------------------------------------

TRANSPORTATION - 0.52%
-----------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                    101,419  $    2,893,484
CSX Corp.                                              55,909       1,959,610
FedEx Corp./(1)/                                       78,193       4,056,653
Norfolk Southern Corp.                                101,118       1,853,493
Union Pacific Corp.                                    65,153       3,713,721
-----------------------------------------------------------------------------
                                                                   14,476,961
-----------------------------------------------------------------------------

TRUCKING & LEASING - 0.01%
-----------------------------------------------------------------------------
Ryder System Inc.                                      15,912         352,451
-----------------------------------------------------------------------------
                                                                      352,451
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,693,024,742)                                          2,745,244,114
-----------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 8.20%
-----------------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                           $119,556,590     119,556,590
Dreyfus Money Market Fund                          37,525,410      37,525,410
General Electric Commercial Paper
  1.92%,  01/07/02                                  9,500,000       9,500,000
Goldman Sachs Financial Square
  Prime Obligation Fund                            17,724,695      17,724,695
Providian Temp Cash Money Market
  Fund                                             36,786,836      36,786,836
U.S. Treasury Bill
  1.69%/(2)/,  03/28/02/(3)/                        8,050,000       8,017,687
-----------------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $229,111,412)                                              229,111,218
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 106.53%
(Cost $2,922,136,154)                                           2,974,355,332
-----------------------------------------------------------------------------

Other Assets, Less Liabilities - (6.53%)                         (182,441,382)
-----------------------------------------------------------------------------

NET ASSETS - 100.00%                                           $2,791,913,950
=============================================================================

/(1)/ Non-income Earning Securities.
/(2)/ Yield to Maturity.
/(3)/ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001

                                                 Asset Allocation            Bond Index          Money Market         S&P 500 Index
                                                 Master Portfolio      Master Portfolio      Master Portfolio      Master Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                $  355,655,154        $  569,135,875        $1,760,723,671        $2,922,136,154
                                                   --------------        --------------        --------------        --------------

Investments in securities, at value
  (including securities on loan/(1)/) (Note 1)     $  351,093,845        $  582,218,547        $1,760,723,671        $2,974,355,332
Cash                                                           --                    --                   901                    --
Receivables:
  Investment securities sold                               40,505            32,664,170                    --               486,298
  Dividends and interest                                1,884,051             7,726,763             4,061,625             3,192,054
                                                   --------------        --------------        --------------        --------------
Total Assets                                          353,018,401           622,609,480         1,764,786,197         2,978,033,684
                                                   --------------        --------------        --------------        --------------
LIABILITIES
Payables:
  Investment securities purchased                         123,149            36,425,018                    --             1,595,819
  Due to broker - variation margin                         50,500                    --                    --               410,821
  Collateral for securities loaned (Note 4)             7,631,336            42,439,811                    --           183,860,919
  Advisory fees (Note 2)                                  202,101                81,065               304,086               252,175
                                                   --------------        --------------        --------------        --------------
Total Liabilities                                       8,007,086            78,945,894               304,086           186,119,734
                                                   --------------        --------------        --------------        --------------
NET ASSETS                                         $  345,011,315        $  543,663,586        $1,764,482,111        $2,791,913,950
                                                   ==============        ==============        ==============        ==============
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/ Securities on loan with market values of $7,302,283, $41,095,751, $ -- and $176,433,842, respectively. See Note 4.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

                                                        Asset Allocation         Bond Index      Money Market     S&P 500 Index
                                                        Master Portfolio   Master Portfolio  Master Portfolio  Master Portfolio
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/(2)/                                           $   3,267,275      $          --     $          --     $  36,774,505
  Interest                                                     6,355,695         30,011,856        37,482,531         1,437,576
  Securities lending income                                       36,216             92,718                --           235,396
                                                           -------------      -------------     -------------     -------------
Total investment income                                        9,659,186         30,104,574        37,482,531        38,447,477
                                                           -------------      -------------     -------------     -------------
EXPENSES (NOTE 2)
  Advisory fees                                                1,280,128            399,118           997,827         1,422,538
                                                           -------------      -------------     -------------     -------------
Total expenses                                                 1,280,128            399,118           997,827         1,422,538
                                                           -------------      -------------     -------------     -------------
Net investment income                                          8,379,058         29,705,456        36,484,704        37,024,939
                                                           -------------      -------------     -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sale of investments             (7,289,966)         4,158,973            26,158       (10,767,974)
  Net realized loss on sale of futures contracts              (1,780,554)                --                --        (1,864,700)
  Net change in unrealized appreciation
    (depreciation) of investments                            (26,304,636)         7,352,844                --      (405,136,558)
  Net change in unrealized appreciation
    (depreciation) of futures contracts                          352,000                 --                --           992,624
                                                           -------------      -------------     -------------     -------------
Net gain (loss) on investments                               (35,023,156)        11,511,817            26,158      (416,776,608)
                                                           -------------      -------------     -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                               $ (26,644,098)     $  41,217,273     $  36,510,862     $(379,751,669)
                                                           =============      =============     =============     =============

-------------------------------------------------------------------------------------------------------------------------------

/(2)/ Net of foreign withholding tax of $10,303, $ --, $ -- and $163,302, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                             Asset Allocation Master Portfolio                     Bond Index Master Portfolio
                                ----------------------------------------------  ----------------------------------------------
                                                  For The             For The               For The             For The
                                                 Year Ended          Year Ended            Year Ended           Year Ended
                                          December 31, 2001    December 31, 2000    December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
  ASSETS
Operations:
  Net investment income                   $     8,379,058      $     14,714,642     $     29,705,456     $    29,718,038
  Net realized gain (loss)                     (9,070,520)           58,575,728            4,158,973          (7,866,535)
  Net change in unrealized
    appreciation
    (depreciation)                            (25,952,636)          (63,241,487)           7,352,844          27,573,231
                                          ----------------     -----------------    -----------------    ---------------
Net increase (decrease) in net
  assets resulting from
  operations                                  (26,644,098)           10,048,883           41,217,273          49,424,734
                                          ---------------      -----------------    -----------------    ---------------
Interestholder Transactions:
  Contributions                                65,695,085           130,927,670          181,551,157         173,591,447
  Withdrawals                                (131,071,248)         (266,222,959)        (129,983,477)       (216,581,461)
                                          ---------------      -----------------    -----------------    ---------------
Net increase (decrease) in net
  assets resulting from
  interestholder transactions                 (65,376,163)         (135,295,289)          51,567,680         (42,990,014)
                                          ---------------      -----------------    -----------------    ---------------
Increase (decrease) in net
  assets                                      (92,020,261)         (125,246,406)          92,784,953           6,434,720

Net Assets:
Beginning of year                             437,031,576           562,277,982          450,878,633         444,443,913
                                           --------------      -----------------    -----------------    ---------------
End of year                               $   345,011,315      $    437,031,576     $    543,663,586     $   450,878,633
                                          ===============      =================    =================    ===============

--------------------------------------------------------------------------------

                                                 Money Market Master Porfolio                  S&P 500 Index Master Portfolio
                                ----------------------------------------------  ----------------------------------------------
                                                         For The              For The               For The                 For The
                                                       Year Ended         Year Ended              Year Ended              Year Ended
                                                December 31, 2001         December 31, 2000    December 31, 2001   December 31, 2000
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
  ASSETS
Operations:
  Net investment income                            $   36,484,704         $      26,598,971      $    37,024,939     $   47,775,321
  Net realized gain (loss)                                 26,158                        22          (12,632,674)       854,753,964
  Net change in unrealized
    appreciation
    (depreciation)                                             --                       --          (404,143,934)    (1,244,831,494)
                                                   --------------         ----------------     ----------------      ---------------
Net increase (decrease) in net
  assets resulting from
  operations                                           36,510,862                26,598,993         (379,751,669)      (342,302,209)
                                                   --------------         -----------------     ----------------     ---------------
Interestholder Transactions:
  Contributions                                     7,101,626,395             1,633,105,244          931,988,808      1,599,306,476
  Withdrawals                                      (5,886,952,331)           (1,391,880,314)        (988,412,872)    (2,856,439,610)
                                                   ---------------        -----------------     ----------------     ---------------
Net increase (decrease) in net
  assets resulting from
  interestholder transactions                       1,214,674,064               241,224,930          (56,424,064)    (1,257,133,134)
                                                   --------------         -----------------     ----------------     ---------------
Increase (decrease) in net
  assets                                            1,251,184,926               267,823,923         (436,175,733)    (1,599,435,343)

NET ASSETS:
Beginning of year                                     513,297,185               245,473,262        3,228,089,683      4,827,525,026
                                                   --------------         -----------------     ----------------     ---------------
End of year                                        $1,764,482,111         $     513,297,185      $ 2,791,913,950    $ 3,228,089,683
                                                   ==============         =================     ================     ===============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1.  Significant  Accounting Policies

    Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

    These financial statements relate only to the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

    The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Security Valuation

    The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

    The Money Market Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

   Security Transactions And Income Recognition

    Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

   Change In Accounting Policy

    Effective January 1, 2001, the Asset Allocation and Bond Index Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, these Master Portfolios did not amortize premiums on debt securities purchased.

    The cumulative effect of this accounting change had no impact on the total net assets of the Asset Allocation and Bond Index Master Portfolios, but resulted in a decrease in undistributed net investment income of $66,905 and $2,208,617, respectively, with a corresponding increase in net unrealized appreciation (depreciation) of $66,905 and $2,208,617, respectively, based on securities held by these Master Portfolios on January 1, 2001.

    The effect of this change on the Asset Allocation Master Portfolio for the year ended December 31, 2001 was to decrease net investment income by $120,170, increase net unrealized depreciation by $13,834, and increase net realized loss by $106,336. The effect on the Bond Index Master Portfolio for the year ended December 31, 2001 was to decrease net investment income by $1,937,279, increase net unrealized appreciation by $808,876, and increase net realized gain by $1,128,403. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

    Federal Income Taxes

    MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxable on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g. distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Futures Contracts

    The Master Portfolios, with the exception of the Money Market Master Portfolio, may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

    As of December 31, 2001, the open futures contracts outstanding were as follows:

          -----------------------------------------------------------------------------------------------------
                                     Number of                    Expiration           Notional  Net Unrealized
          Master Portfolio           Contracts   Futures Index          Date     Contract Value    Appreciation
          -----------------------------------------------------------------------------------------------------
          Asset Allocation Master
          Portfolio                     20        S&P 500         03/15/02      $   5,746,000        $   28,000
          S&P 500 Index Master
          Portfolio                    110        S&P 500         03/15/02         31,603,000           269,524
          -----------------------------------------------------------------------------------------------------

    The Asset Allocation and the S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $400,000 and $8,050,000, respectively.

    Repurchase Agreements

    Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

    The repurchase agreements held by the Money Market Master Portfolio at December 31, 2001 were fully collateralized by U.S. Government and Agency obligations as follows:

          ------------------------------------------------------------------------------
                                                                               Aggregate
          Repurchase Agreement     Interest Rate(s)       Maturity Date(s)  Market Value
          ------------------------------------------------------------------------------
          Goldman Sachs Tri-Party       6.50%              10/01/31         $ 20,400,000
          Merrill Lynch Tri-Party    4.88 - 8.00       07/01/06 - 03/01/41    20,825,658
          ------------------------------------------------------------------------------

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

2.     Agreements and Other Transactions with Affilitates

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.35%, 0.08%, 0.10% and 0.05% of the average daily net assets of the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios, respectively, as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolios.

     MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolios, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolios, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolios. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended December 31, 2001, BGIS did not receive any brokerage commissions from the Master Portfolios, related to the purchases and sales of portfolio investments.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Barclays Global Investors Funds Institutional Money Market Fund ("IMMF"). The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors and other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge a management fee, the master portfolio in which it invests in, does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

     Certain officers and trustees of MIP are also officers of Stephens and BGI. As of December 31, 2001, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.     Investment Portfolio Transactions

     Investment transactions (exclusive of short-term investments) for the year ended December 31, 2001 were as follows:

         ----------------------------------------------------------------------------------------------
                                             U.S. Government Obligations         Other Securities
                                           -------------------------------  ---------------------------
         Master Portfolio                         Purchases          Sales     Purchases          Sales

         ----------------------------------------------------------------------------------------------
         Asset Allocation Master Portfolio     $ 93,028,970   $ 80,954,716  $ 30,687,654  $  56,566,431
           Bond Index Master Portfolio          196,939,616    198,419,235   110,899,202     57,626,258
         S&P 500 Index Master Portfolio                  --             --   258,686,587    262,909,712
         ----------------------------------------------------------------------------------------------

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

     At December 31, 2001, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

         -----------------------------------------------------------------------------------------------------
                                                                                                Net Unrealized
                                                        Tax      Unrealized       Unrealized      Appreciation
         Master Portfolio                              Cost    Appreciation     Depreciation    (Depreciation)
         -----------------------------------------------------------------------------------------------------
         Asset Allocation Master Portfolio   $  366,871,861    $ 20,899,185    $ (36,677,201)     $(15,778,016)
         Bond Index Master Portfolio            569,192,761      15,504,743       (2,478,957)       13,025,786
         S&P 500 Index Master Portfolio       2,954,192,299     440,733,773     (420,570,740)       20,163,033
         -----------------------------------------------------------------------------------------------------


     At December 31, 2001, the Money Market Master Portfolio's cost for federal income tax purposes was the same as for financial statement purposes.

4.     Portfolio Securities Loaned

     Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of December 31, 2001, certain of the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at December 31, 2001 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

5.    Financial Highlights

    Financial highlights for each of the Master Portfolios were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                      Year Ended       Year Ended   Period Ended       Year Ended         Year Ended    Year Ended
                                    December 31,     December 31,   December 31,     February 28,       February 28,  February 28,
                                            2001             2000      1999/(1)/             1999               1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio
  Ratio of expenses to average
    net assets/(3)/                      0.35%               0.35%      0.35%             0.35%                 0.35%         0.35%
  Ratio of net investment income
    to average net assets/(3)/           2.31%/(5)/          2.82%      2.75%             2.24%                 3.76%         4.35%
  Portfolio turnover rate                  35%                 53%        39%               33%                   57%           43%
  Total return                          (6.52)%              1.51%     10.35%/(2)/       18.23%                27.50%        13.49%
Bond Index Master Portfolio
  Ratio of expenses to average
    net assets/(3)/                      0.08%               0.08%      0.08%             0.08%                 0.08%         0.09%
  Ratio of net investment income
    to average
    net assets/(3)/                      5.98%/(5)/          6.73%      6.44%             6.31%                 6.73%         6.83%
  Portfolio turnover rate                  53%                 52%        25%               28%                   59%           39%
  Total return                           8.94%              11.91%     (0.67)%/(2)/       6.39%                10.51%         4.47%
Money Market Master Portfolio
  Ratio of expenses to average
    net assets/(3)/                      0.10%               0.10%      0.10%             0.10%/(4)/             N/A           N/A
  Ratio of net investment income
    to average net assets/(3)/           3.66%               6.43%      5.23%             5.17%/(4)/             N/A           N/A
  Total return                           4.23%               6.52%      4.44%/(2)/        2.61%/(2)/(4)/         N/A           N/A
S&P 500 Index Master Portfolio
  Ratio of expenses to average
     net assets/(3)/;                    0.05%               0.05%      0.05%             0.05%                 0.05%         0.05%
  Ratio of net investment income to
    average net
    assets/(3)/                          1.31%               1.22%      1.44%             1.61%                 1.89%         2.31%
  Portfolio turnover rate                   9%                 10%         7%               11%                    6%            4%
  Total return                         (11.96)%             (9.19)%    19.82%/(2)/       19.65%                34.77%        25.97%
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ For the ten months ended December 31, 1999. The Master Portfolios changed their fiscal year end from February 28 to December 31.
/(2)/  Not Annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.
/(5)/ Effective January 1, 2001, the Asset Allocation and Bond Index Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 for the Asset Allocation and Bond Index Master Portfolios was to decrease the ratio of net investment income to average net assets from 2.34% to 2.31% and 6.37% to 5.98%, respectively. Ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in policy.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Independent Accountants' Report

To the Interestholders and Board of Trustees
Master Investment Portfolio:

     In our opinion the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Allocation Master Portfolio, Bond Index Master Portfolio, Money Market Master Portfolio and S&P 500 Index Master Portfolio, each a portfolio of Master Investment Portfolio (the "Portfolios"), at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

     The financial statements of the Portfolios as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

Change in Independent Accountants -- Unaudited

     As a result of the resignation of KPMG LLP as the Master Portfolios' independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolios voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolios' year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolios and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Trustees Information -- Unaudited

     The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). Please see the Trustees Information for BGIF (found elsewhere in this report), for information regarding the Trustees and Officers of MIP.

                                            Barclays Global Investors Funds
                                            c/o Investors Bank and Trust Co.
                                            200 Clarendon Street
                                            Boston, MA 02116


                                            BGI/AR. 12/01